In re: Zany Brainy, Inc.                Case No. 01 - 1749
                  Debtor                Reporting Period: May 15 to June 2, 2001

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

                                                            BANK ACCOUNTS                                      CURRENT MONTH
                                        OPER.       PAYROLL        TAX       OTHER (1)      OTHER (2)        ACTUAL     PROJECTED
CASH BEGINNING OF MONTH                 755,605        64,172          -       448,889        407,485       1,676,151

RECEIPTS
CASH  SALES                           4,030,948                              2,739,673                      6,770,621
ACCOUNTS RECEIVABLE                   8,189,977                                                             8,189,977
LOANS AND ADVANCES                            -                                                                                 -
SALE  OF  ASSETS                              -                                                                                 -
OTHER  (ATTACH  LIST)                         -     2,100,000                                 270,601       2,370,601
TRANSFERS  (FROM  DIP ACCTS)         11,806,000                                                            11,806,000

    TOTAL  RECEIPTS                  24,026,925     2,100,000          -     2,739,673        270,601      29,137,199

DISBURSEMENTS
NET PAYROLL                           1,700,000     1,804,724                                               3,504,724
PAYROLL TAXES                           400,000       600,870                                               1,000,870
SALES, USE, & OTHER TAXES             1,247,022                                                             1,247,022
INVENTORY PURCHASES                   4,808,387                                                             4,808,387
SECURED/ RENTAL/ LEASES               4,120,784                                                             4,120,784
INSURANCE                               256,803                                                               256,803
ADMINISTRATIVE                          213,655                                                               213,655
SELLING                                 991,664                                                               991,664
OTHER  (ATTACH  LIST)                 4,153,663                              2,116,677                      6,270,340

OWNER DRAW *                                  -                                                                                 -
TRANSFERS (TO DIP ACCTS)             12,618,067                                                            12,618,067

PROFESSIONAL FEES
U.S. TRUSTEE  QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS                  30,510,045     2,405,594          -     2,116,677              -      35,032,316

NET CASH FLOW                        (6,483,120)     (305,594)         -       622,996        270,601      (5,895,117)
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH                  (5,727,515)     (241,422)         -     1,071,885        678,086      (4,218,966)

                                    CUMULATIVE FILING TO DATE
                                       ACTUAL     PROJECTED
CASH BEGINNING  OF MONTH              1,676,151

RECEIPTS
CASH  SALES                           6,770,621
ACCOUNTS RECEIVABLE                   8,189,977
LOANS AND ADVANCES                                       -
SALE  OF  ASSETS                                         -
OTHER  (ATTACH  LIST)                 2,370,601
TRANSFERS  (FROM  DIP ACCTS)         11,806,000

    TOTAL  RECEIPTS                  29,137,199

DISBURSEMENTS
NET PAYROLL                           3,504,724
PAYROLL TAXES                         1,000,870
SALES, USE, & OTHER TAXES             1,247,022
INVENTORY PURCHASES                   4,808,387
SECURED/ RENTAL/ LEASES               4,120,784
INSURANCE                               256,803
ADMINISTRATIVE                          213,655
SELLING                                 991,664
OTHER  (ATTACH  LIST)                 6,270,340

OWNER DRAW *                                             -
TRANSFERS (TO DIP ACCTS)             12,618,067

PROFESSIONAL FEES
U.S. TRUSTEE  QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS                  35,032,316

NET CASH FLOW                        (5,895,117)
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH                  (4,218,966)

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

                     THE FOLLOWING SECTION MUST BE COMPLETED
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS                                                                                          $
    LESS:  TRANSFERS TO DEBTOR IN POSSESSION  ACCOUNTS                                                       $
    PLUS:   ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES  (i.e. from escrow accounts)                        $
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                              $

                                                                      FORM MOR-1
                                                                      (9/99)

OTHER (1) represents activity related to store cash.
OTHER (2) represents activity related to cash collateral at Congress Bank.


--------------------------------------------------------------------
 OPERATING
 ---------
 OTHER DISBURSEMENTS
 Expense Reimbursement                                       54,930
 Interest and Fees                                        4,096,000
 Restructure                                                  2,733
                                                          4,153,663
--------------------------------------------------------------------

--------------------------------------------------------------------
 PAYROLL
 -------
 OTHER RECEIPTS
 Funding of account for payroll                           2,100,000
--------------------------------------------------------------------

--------------------------------------------------------------------
 OTHER (1)
 ---------
 OTHER DISBURSEMENTS
 Cash receipts funded to operating account                2,116,677
--------------------------------------------------------------------

--------------------------------------------------------------------
 OTHER (2)
 ---------
 OTHER RECEIPTS
 Additional funding for cash collateral                     270,601
--------------------------------------------------------------------

In re: Zany Brainy, Inc.                Case No. 01 - 1749
                  Debtor                Reporting Period: May 15 to June 2, 2001

                              BANK RECONCILIATIONS
                          Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

                                                Operating                 Payroll                  Tax                  Other
                                            #                       #                      #                      #
BALANCE PER BOOKS
BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-)  OUTSTANDING CHECKS (ATTACH LIST)
OTHER  (ATTACH EXPLANATION)                                         SEE RECONCILIATIONS ATTACHED
ADJUSTED BANK BALANCE *
* Adjusted bank balance must equal
    balance per books


DEPOSITS IN TRANSIT                           Date       Amount       Date       Amount      Date       Amount      Date      Amount



CHECKS OUTSTANDING                            Ck. #      Amount       Ch. #      Amount      Ck. #      Amount      Ck. #     Amount



OTHER

                                                              FORM MOR-1 (CON'T)
                                                                    (9/99)

In re: Zany Brainy, Inc.                Case No. 01 - 1749
                  Debtor                Reporting Period: May 15 to June 2, 2001

                             STATEMENT OF OPERATIONS
                               (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                                                         Cumulative
REVENUES                                                           Month                               Filing to Date
Gross Revenues                                                                     $12,971,500                $12,971,500
Less: Returns and Allowances                                                           765,113                    765,113
Net Revenue                                                                        $12,206,387                $12,206,387

COST OF GOODS SOLD
Beginning Inventory                                                               $105,333,270               $105,333,270
Add: Purchases                                                                       3,556,021                  3,556,021
Add: Cost of Labor                                                                           0                          0
Add: Other Costs (attach schedule)                                                           0                          0
Less: Ending Inventory                                                             102,114,527                102,114,527
Cost of Goods Sold                                                                   6,774,764                  6,774,764
Gross Profit                                                                        $5,431,623                 $5,431,623

OPERATING EXPENSES
Advertising                                                                           $865,240                   $865,240
Auto and Truck Expense                                                                       0                          0
Bad Debts                                                                               (1,143)                    (1,143)
Contributions                                                                                0                          0
Employee Benefits Programs                                                             321,602                    321,602
Insider Compensation*                                                                   88,606                     88,606
Insurance                                                                               32,402                     32,402
Management Fees/Bonuses                                                                 73,353                     73,353
Office Expense                                                                          22,287                     22,287
Pension & Profit-Sharing Plans                                                               0                          0
Repairs and Maintenance                                                                430,077                    430,077
Rent and Lease Expense                                                               2,238,538                  2,238,538
Salaries/Commissions/Fees                                                            2,490,800                  2,490,800
Supplies                                                                               163,856                    163,856
Taxes - Payroll                                                                        217,681                    217,681
Taxes - Real Estate                                                                    336,555                    336,555
Taxes - Other                                                                           44,564                     44,564
Travel and Entertainment                                                                73,267                     73,267
Utilities                                                                              338,290                    338,290
Other (attach schedule)                                                                730,991                    730,991
Total Operating Expenses Before Depreciation                                        $8,466,965                 $8,466,965
Depreciation/Depletion/Amortization                                                    907,239                    907,239
Net Profit (Loss) Before Other Income & Expenses                                   ($3,942,581)               ($3,942,581)

OTHER INCOME AND EXPENSES
Other Income (attach schedule)                                                              $0                         $0
Interest Expense                                                                       885,520                    885,520
Other Expense (attach schedule)                                                        508,000                    508,000
Net Profit (Loss) Before Reorganization Items                                      ($5,336,101)               ($5,336,101)

REORGANIZATION ITEMS
Professional Fees                                                                     $883,387                   $883,387
U. S. Trustee Quarterly Fees                                                                 0                          0
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)                 0                          0
Gain (Loss) from Sale of Equipment                                                           0                          0
Other Reorganization Expenses (attach schedule)                                              0                          0
Total Reorganization Expenses                                                         $883,387                   $883,387
Income Taxes                                                                                 0                          0
Net Profit (Loss)                                                                  ($6,219,488)               ($6,219,488)

*"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                      FORM MOR-2
                                                                          (9/99)

In re: Zany Brainy, Inc.                Case No. 01 - 1749
                  Debtor                Reporting Period: May 15 to June 2, 2001


                  STATEMENT OF OPERATIONS - continuation sheet


                                                                Cumulative
BREAKDOWN OF "OTHER" CATEGORY              Month              Filing to Date

Other Costs
Accounting Fees                                       $32,363          $32,363
Armored Card Fees                                      25,897           25,897
Bank Service Charges                                    5,129            5,129
Bank Service Charges                                   22,404           22,404
Budget Contingency                                      5,167            5,167
Company Meetings And Functions                          1,008            1,008
Conferences & Conventions                              19,085           19,085
Consulting Fees                                        19,386           19,386
Credit Card Fees                                      143,060          143,060
Employee Relocation                                       387              387
Freight / Postage / Shipping                          305,219          305,219
Inventory Fees                                         23,507           23,507
Legal Fees                                             10,541           10,541
Miscellaneous                                         185,827          185,827
Other                                                  53,978           53,978
Other                                                  11,615           11,615
Other Professional Fees                                22,189           22,189
Payroll Processing Fees                                11,778           11,778
Recruiting                                             16,964           16,964
Temporary Services                                     14,756           14,756
Unicap Adjustment/Other                              -199,567         -199,567
Training                                                  298              298
                                          -------------------------------------
                                                     $730,991         $730,991

Other Operational Expenses
N/A


Other Income
N/A


Other Expenses
Royalty Expense                                       508,000          508,000


Other Reorganization Expenses
N/A


Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.
                                                              FORM MOR-2 (CON'T)
                                                        (9/99)

In re: Zany Brainy, Inc.                                      Case No. 01 - 1749
                  Debtor                Reporting Period: May 15 to June 2, 2001

                                  BALANCE SHEET
                                     (000s)

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

                                                                       BOOK VALUE AT END OF         BOOK VALUE ON
                        ASSETS                                       CURRENT REPORTING MONTH        PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents                                               $       (4,897)     $        1,676
Restricted Cash and Cash Equivalents (see continuation sheet)                              678                 407
Accounts Receivable (Net)                                                                2,764               2,117
Notes Receivable                                                                            --                  --
Inventories                                                                            102,115              98,650
Prepaid Expenses                                                                         7,850               3,885
Professional Retainers
Other Current Assets (attach schedule)

TOTAL CURRENT ASSETS                                                                   108,510             106,735

PROPERTY AND EQUIPMENT
Real Property and Improvements                                                              --                  --
Machinery and Equipment                                                                 36,031              36,011
Furniture, Fixtures and Office Equipment                                                48,696              48,695
Leasehold Improvements                                                                  38,014              38,014
Vehicles                                                                                    --                  --
Less Accumulated Depreciation                                                          (60,957)            (60,291)

TOTAL PROPERTY & EQUIPMENT                                                              61,784              62,429

OTHER ASSETS
Loans to Insiders*                                                                          --                  --
Other Assets (attach schedule)                                                           2,216               1,561

TOTAL OTHER ASSETS                                                                       2,216               1,561
                                                                                                    --------------

TOTAL ASSETS                                                                    $      172,510      $      170,725

                                                                         BOOK VALUE AT END OF        BOOK VALUE ON
            LIABILITIES AND OWNER EQUITY                               CURRENT REPORTING MONTH       PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)

Accounts Payable                                                                $        1,100      $           --
Taxes Payable (refer to FORM MOR-4)                                                        592                  --
Wages Payable                                                                            1,431                  --
Notes Payable                                                                               --                  --
Rent / Leases - Building/Equipment                                                       2,201                  --
Secured Debt / Adequate Protection Payments                                             42,567                  --
Professional Fees                                                                           --                  --
Amounts Due to Insiders*                                                                    --                  --
Other Postpetition Liabilities (attach schedule)                                           421                  --

TOTAL POSTPETITION LIABILITIES                                                          48,312                  --

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt                                                                             3,913              46,404
Priority Debt                                                                               --                 953
Unsecured Debt                                                                         256,595             253,801
TOTAL PRE-PETITION LIABILITIES                                                         260,508             301,158

TOTAL LIABILITIES                                                                      308,820             301,158

OWNER EQUITY
Capital Stock                                                                              323                 323
Additional Paid-In Capital                                                                  --                  --
Partners' Capital Account                                                              145,336             145,336
Owner's Equity Account                                                                      --                  --
Retained Earnings - Pre-Petition                                                      (106,189)           (101,365)
Retained Earnings - Postpetition                                                            --                  --
Adjustments to Owner Equity (Intercompany)                                            (175,780)           (174,727)
Postpetition Contributions (Distributions) (Draws) (attach schedule)                        --                  --
NET OWNER EQUITY                                                                      (136,310)           (130,433)

TOTAL LIABILITIES AND OWNERS' EQUITY                                            $      172,510      $      170,725

                                                                      FORM MOR-3
*"Insider" is defined in 11 U.S.C. Section 101(31).             (9/99)

In re: Zany Brainy, Inc.                Case No. 01 - 1749
                  Debtor                Reporting Period: May 15 to June 2, 2001


                       BALANCE SHEET - continuation sheet
                                     (000s)

                                                        BOOK VALUE AT END OF        BOOK VALUE ON
                       ASSETS                         CURRENT REPORTING MONTH       PETITION DATE
Other Current Assets
N/A

Other Assets

Deposits                                                     $        326            $        292
Deferred Financing Costs                                            1,722                   1,099
Patents and Trademarks                                                168                     170

              Total Other Assets                             $      2,216            $      1,561

                                                        BOOK VALUE AT END OF        BOOK VALUE ON
            LIABILITIES AND OWNER EQUITY              CURRENT REPORTING MONTH       PETITION DATE

Other Postpetition Liabilities
Sales and Use Tax                                            $        224
Office Supplies                                                        33
Bank Fees                                                              11
MIS                                                                    77
Store Operations                                                       76

              Total Other Postpetition Liabilities           $        421
Adjustments to Owner Equity
N/A

Postpetition Contributions (Distributions) (Draws)


Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.


                                                              FORM MOR-3 (CON'T)
                                                              (9/99)

In re: Zany Brainy, Inc.                Case No. 01 - 1749
                  Debtor                Reporting Period: May 15 to June 2, 2001

                         STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

                                                                Beginning       Amount                                       Ending
                                                                   Tax       Withheld or    Amount      Date    Check No.     Tax
                                                                Liability      Accrued       Paid       Paid     or EFT    Liability
Federal
Withholding                                                            $0      $455,494    $228,326   05/25/01     EFT      $227,168
FICA-Employee                                                          $0      $293,907    $149,479   05/25/01     EFT      $144,428
FICA-Employer                                                          $0      $293,907    $149,479   05/25/01     EFT      $144,428
Unemployment                                                           $0        $9,052      $4,556   05/25/01     EFT        $4,497
Income                                                                 $0            $0          $0                               $0
Other:_________________                                                $0            $0          $0                               $0
   Total Federal Taxes                                                 $0    $1,052,361    $531,839                         $520,521
State and Local
Withholding                                                            $0      $104,906     $52,587   05/25/01     EFT       $52,319
Sales                                                                  $0            $0          $0                               $0
Excise                                                                 $0            $0          $0                               $0
Unemployment                                                           $0       $32,606     $16,443   5/25/01      EFT       $16,164
Real Property                                                          $0            $0          $0                               $0
Personal Property                                                      $0            $0          $0                               $0
Other: NJ Private Disability, NY State Disability, and OPT.            $0        $2,734          $0                           $2,734
       ----------------------------------------------------
   Total State and Local                                               $0      $140,247     $69,030                          $71,216
Total Taxes                                                            $0    $1,192,607    $600,870                         $591,737


                      SUMMARY OF UNPAID POSTPETITION DEBTS
                                     (000s)

Attach aged listing of accounts payable.

                                                                                 Number of Days Past Due
                                                         Current          0-30       31-60      61-90       Over 90       Total
Accounts Payable                                           1,100                                                          1,100
Wages Payable                                              1,431                                                          1,431
Taxes Payable                                                592                                                            592
Rent/Leases-Building                                       2,201                                                          2,201
Rent/Leases-Equipment                                                                                                         -
Secured Debt/Adequate Protection Payments                 42,567                                                         42,567
Professional Fees                                                                                                             -
Amounts Due to Insiders*                                                                                                      -
Other:  See listing at MOR 3 CONT                            421                                                            421
Other:__________________________                                                                                           0.00
Total Postpetition Debts                                  48,312             -           -          -             -      48,312

Explain how and when the Debtor intends to pay any past-due postpetition debts.


*"Insider" is defined in 11 U.S.C. Section 101(31).                   FORM MOR-4
                                                                      (9/99)

In re: Zany Brainy, Inc.                Case No. 01 - 1749
                  Debtor                Reporting Period: May 15 to June 2, 2001


                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation                                     Amount
Total Accounts Receivable at the beginning of the reporting period   $ 2,117,130
+ Amounts billed during the period                                    10,944,663
- Amounts collected during the period                                 10,297,827
                                                                     -----------
Total Accounts Receivable at the end of the reporting period         $ 2,763,966
                                                                     ===========
Accounts Receivable Aging                                              Amount
0 - 30 days old                                                     $2,456,352
31 - 60 days old                                                        14,182
61 - 90 days old                                                        15,613
91+ days old                                                           277,819
                                                                    ----------
Total Accounts Receivable                                            2,763,966

Amount considered uncollectible (Bad Debt)                                  --
                                                                    ----------
Accounts Receivable (Net)                                           $2,763,966
                                                                    ==========

                              DEBTOR QUESTIONNAIRE

Must be completed each month                                Yes             No
1.  Have any assets been sold or transferred outside
    the normal course of business this reporting period?
    If yes, provide an explanation below.                                    X
2.  Have any funds been disbursed from any account other
    than a debtor in possession account this reporting
    period?  If yes, provide an explanation below.                           X
3.  Have all postpetition tax returns been timely filed?
    If no, provide an explanation below.                      X
4.  Are workers compensation, general liability and other
    necessary insurance coverages in effect?  If no,
    provide an explanation below.                             X

Open Accounts Payable (Trade)
 2-Jun-01


    Type         Stat       Vndr                   Vendor                  Invoice / PO      Date          Amount         Age
    ----         ----       ----                   ------                  ------------      ----          -------        ---
Trade         Open               66 INTERNATIONAL PLAYTHINGS              156834-00           5/23/2001         6,830      10
Trade         Open               66 INTERNATIONAL PLAYTHINGS              156837-00           5/23/2001        19,377      10
                          66 Total                                                                             26,207
Trade         Open               80 LIGHTS, CAMERA & INTERAC              199831              5/23/2001        20,407      10
Trade         Open               80 LIGHTS, CAMERA & INTERAC              199830              5/23/2001        59,348      10
                          80 Total                                                                             79,755
Trade         Open              152 LEARNING CURVE TOYS                   521055              5/23/2001         6,955      10
Trade         Open              152 LEARNING CURVE TOYS                   521052              5/23/2001         8,366      10
Trade         Open              152 LEARNING CURVE TOYS                   521051              5/23/2001        14,801      10
Trade         Open              152 LEARNING CURVE TOYS                   521057              5/23/2001        15,903      10
Trade         Open              152 LEARNING CURVE TOYS                   521054              5/23/2001        17,086      10
Trade         Open              152 LEARNING CURVE TOYS                   521053              5/23/2001        22,968      10
Trade         Open              152 LEARNING CURVE TOYS                   521050              5/23/2001        39,818      10
Trade         Open              152 LEARNING CURVE TOYS                   521049              5/23/2001        41,896      10
Trade         Open              152 LEARNING CURVE TOYS                   521056              5/23/2001        50,983      10
Trade         Open              152 LEARNING CURVE TOYS                   521048              5/23/2001        92,036      10
Trade         Open              152 LEARNING CURVE TOYS                   522196              5/29/2001       124,421      4
Trade         Open              152 LEARNING CURVE TOYS                   521433              5/24/2001       202,641      9
Trade         Open              152 LEARNING CURVE TOYS                   521568              5/25/2001       232,869      8
                          152 Total                                                                           870,741
Trade         Unmtch             75 LEGO SYSTEMS                                   240890     5/23/2001             3      10
Trade         Unmtch             75 LEGO SYSTEMS                                   240891     5/24/2001             1      9
                          75 Total                                                                                  4
Trade         Unmtch             80 LIGHTS, CAMERA                                 241567     5/23/2001         4,519      10
                          80 Total                                                                              4,519
Trade         Unmtch            152 LEARNING CURVE                                 236466     5/25/2001             -      8
Trade         Unmtch            152 LEARNING CURVE                                 241622     5/25/2001             1      8
Trade         Unmtch            152 LEARNING CURVE                                 241626     5/25/2001            32      8
                          152 Total                                                                                33
Trade         Unmtch            256 ROUNDER KIDS!                                  241624     5/25/2001         1,005      8
                          256 Total                                                                             1,005
Trade         Unmtch            266 VALLEY MEDIA                                   205416     5/23/2001            22      10
Trade         Unmtch            266 VALLEY MEDIA                                   232724     5/25/2001           710      8
Trade         Unmtch            266 VALLEY MEDIA                                   241694     5/30/2001           518      3
Trade         Unmtch            266 VALLEY MEDIA                                   241695     5/30/2001           404      3
Trade         Unmtch            266 VALLEY MEDIA                                   241696     5/30/2001            58      3
Trade         Unmtch            266 VALLEY MEDIA                                   197756     5/30/2001           200      3
Trade         Unmtch            266 VALLEY MEDIA                                   205308     5/30/2001            82      3
Trade         Unmtch            266 VALLEY MEDIA                                   205496     5/30/2001            66      3
Trade         Unmtch            266 VALLEY MEDIA                                   212123     5/30/2001         1,604      3
Trade         Unmtch            266 VALLEY MEDIA                                   216404     5/30/2001           171      3
Trade         Unmtch            266 VALLEY MEDIA                                   218150     5/30/2001            66      3
Trade         Unmtch            266 VALLEY MEDIA                                   218951     5/30/2001           464      3
Trade         Unmtch            266 VALLEY MEDIA                                   232814     5/30/2001           222      3
                          266 Total                                                                             4,586
Trade         Unmtch            306 INTERART                                       234841     5/25/2001           362      8
                          306 Total                                                                               362

Open Accounts Payable (Trade)
 2-Jun-01


Trade         Unmtch            824 INFOGRAMES, INC                                241623     5/25/2001           304      8
                          824 Total                                                                               304
Trade         Unmtch           2590 LEAP FROG, LLC                                 238240     5/15/2001         8,292      18
                          2590 Total                                                                            8,292
Trade         Unmtch           3666 INFOGRAMES, INC                                241693     5/30/2001           300      3
                          3666 Total                                                                              300
Trade         Unmtch           4878 LEGO MINDSTORMS                                241571     5/23/2001         4,619      10
                          4878 Total                                                                            4,619
Trade         Unmtch           5831 LEGO MEDIA                                     207577     5/24/2001           300      9
                          5831 Total                                                                              300
Trade         Unmtch           5864 SWIM WAYS                                      239057     5/29/2001         7,061      4
                          5864 Total                                                                            7,061
Trade         Unmtch           5879 LARAMI LTD                                     207138     5/15/2001        25,164      18
Trade         Unmtch           5879 LARAMI LTD                                     207139     5/15/2001        10,800      18
                          5879 Total                                                                           35,964
Trade         Unmtch           6173 VAST, INC                                      234769     5/20/2001           290      13
Trade         Unmtch           6173 VAST, INC                                      235285     5/20/2001           369      13
Trade         Unmtch           6173 VAST, INC                                      235220     5/23/2001         1,164      10
Trade         Unmtch           6173 VAST, INC                                      234648     5/25/2001           314      8
Trade         Unmtch           6173 VAST, INC                                      241629     5/25/2001           119      8
Trade         Unmtch           6173 VAST, INC                                      235133     5/29/2001           424      4
                          6173 Total                                                                            2,680
Trade         Unmtch           7614 MICROWARE DISTR                                241625     5/25/2001         1,133      8
                          7614 Total                                                                            1,133
Trade         Unmtch           7638 NINTENDO OF AME                                209686     5/18/2001           252      15
Trade         Unmtch           7638 NINTENDO OF AME                                225662     5/21/2001           816      12
Trade         Unmtch           7638 NINTENDO OF AME                                209065     5/30/2001           252      3
                          7638 Total                                                                            1,320
Trade         Unmtch           8406 JACK OF ALL GAM                                232409     5/17/2001           145      16
Trade         Unmtch           8406 JACK OF ALL GAM                                232409     5/17/2001            45      16
Trade         Unmtch           8406 JACK OF ALL GAM                                232308     5/25/2001           194      8
Trade         Unmtch           8406 JACK OF ALL GAM                                225358     5/29/2001           751      4
Trade         Unmtch           8406 JACK OF ALL GAM                                232300     5/29/2001           145      4
                          8406 Total                                                                            1,280
Trade         Unmtch           8984 GEN-X SPORTS                                   241580     5/29/2001        11,076      4
Trade         Unmtch           8984 GEN-X SPORTS                                   241582     5/29/2001         3,984      4
                          8984 Total                                                                           15,060
                          Grand Total                                                                       1,065,526


Payroll
-------
Vendor Name                                        Check #         Check Amt         Check Date
-----------                                        -------         ----------        ----------
PR Checks issued                                      WIRE       2,100,000.00         5/25/2001
----------------
                                                                 2,100,000.00

Sales Tax
---------

Vendor Name                                        Check #          Check Amt        Check Date
-----------                                        -------          ---------        ----------
ALABAMA DEPARTMENT OF REVENUE                       163520           4,435.08         5/17/2001
ARIZONA DEPT. OF REVENUE                            163522          23,164.78         5/17/2001
ARKANSAS DEPT OF FINANCE & ADMIN.                   163523           2,696.00         5/17/2001
COLORADO DEPT OF REVENUE                            163530           7,478.00         5/17/2001
FLORIDA DEPARTMENT OF REVENUE                       163534           4,061.17         5/17/2001
KENTUCKY STATE TREASURER                            163537           8,619.66         5/17/2001
MASSACHUSETTS DEPT. OF REVENUE                      163539          19,785.54         5/17/2001
MISSOURI DEPT OF REVENUE                            163540              59.51         5/17/2001
NEBRASKA DEPARTMENT OF REVENUE                      163541           2,662.07         5/17/2001
NEBRASKA DEPT OF REVENUE                            163542           8,679.43         5/17/2001
NEW JERSEY SALES & USE TAX                          163544          28,268.67         5/17/2001
NEW YORK STATE SALES TAX                            163546          21,018.36         5/17/2001
NORTH CAROLINA DEPT OF REVENUE                      163547             186.68         5/17/2001
OKLAHOMA TAX COMMISSION                             163548           6,369.37         5/17/2001
OKLAHOMA TAX COMMISSION                             163549           4,006.40         5/17/2001
PHOENIX CITY TREASURER                              163551           1,797.69         5/17/2001
RANDY GODEKE, DIRECTOR                              163552           1,106.52         5/17/2001
RETAILERS' SALES TAX                                163553           3,779.37         5/17/2001
SOUTH CAROLINA DEPT OF REVENUE                      163555           6,394.64         5/17/2001
STATE OF MICHIGAN                                   163556          26,287.69         5/17/2001
TENNESSEE DEPART OF REVENUE                         163558           5,090.00         5/17/2001
TENNESSEE DEPT. OF REVENUE                          163559           4,176.00         5/17/2001
CALIFORNIA STATE BOARD OF EQUALIZ                   163560         166,918.73         5/17/2001
COMPTROLLER OF MARYLAND                             163561          34,060.72         5/17/2001
COMPTROLLER OF PUBLIC ACCOUNTS                      163562          63,922.39         5/17/2001
CONNECTICUT DEPT OF REVENUE                         163563          22,484.79         5/17/2001
GA - SALES & USE TAX DIVISION                       163564          39,926.32         5/17/2001
MN DEPT OF REVENUE                                  163565          23,990.00         5/17/2001
NEW JERSEY SALES TAX                                163566          60,185.63         5/17/2001
PA DEPT OF REVENUE                                  163567          75,508.44         5/17/2001
STATE OF WASHINGTON                                 163568          16,992.94         5/17/2001
TREASURER OF STATE OF OHIO                          163569          37,986.18         5/17/2001
UTAH STATE TAX COMMISSION                           163570           4,547.88         5/17/2001
VIRGINIA DEPT OF TAXATION                           163571          46,219.73         5/17/2001
WISCONSIN DEPT OF REVENUE                           163572          14,924.82         5/17/2001
FLORIDA DEPARTM                                     163576          17,434.55         5/17/2001
ILLINOIS DEPART                                     163577          13,391.94         5/17/2001
MISSOURI DEPT O                                     163579           3,431.83         5/17/2001
NORTH CAROLINA                                      163580          22,183.28         5/17/2001


PA DEPT OF REVE                                     163581           3,817.11         5/17/2001
RETAILERS' SALE                                     163583           6,508.04         5/18/2001
TENNESSEE DEPAR                                     163584           6,796.00         5/18/2001
cash - sales tax                                      WIRE          24,516.00         5/15/2001
ARIZONA DEPT. O                                     164004           1,986.00         5/24/2001
CALIFORNIA STAT                                     164009          35,056.00         5/24/2001
COLORADO DEPT O                                     164012             686.00         5/24/2001
CONNECTICUT DEP                                     164013           4,131.00         5/24/2001
FLORIDA DEPARTM                                     164029           3,134.00         5/24/2001
GA - SALES & US                                     164030           5,654.00         5/24/2001
ILLINOIS DEPART                                     164035          27,617.00         5/24/2001
INDIANA DEPT OF                                     164036             556.00         5/24/2001
KANSAS DEPARTME                                     164048             340.00         5/24/2001
KENTUCKY REVENU                                     164052           1,220.00         5/24/2001
MASSACHUSETTS D                                     164062           3,070.00         5/24/2001
MISSOURI DEPT O                                     164066           5,647.11         5/24/2001
MN DEPT OF REVE                                     164067           6,076.00         5/24/2001
NEVADA DEPARTME                                     164069             626.00         5/24/2001
NEW YORK STATE                                      164070          11,720.00         5/24/2001
SOUTH CAROLINA                                      164089          13,439.85         5/24/2001
UTAH STATE TAX                                      164097             552.00         5/24/2001
WISCONSIN DEPT                                      164099           1,594.00         5/24/2001
ARIZONA DEPT. O                                     164100          41,114.94         5/24/2001
COLORADO DEPT O                                     164101             119.00         5/24/2001
FLORIDA DEPARTM                                     164102           2,895.00         5/24/2001
ILLINOIS DEPART                                     164103           7,661.00         5/24/2001
KANSAS DEPARTME                                     164104             340.00         5/24/2001
NEW YORK STATE                                      164106          20,900.00         5/24/2001
COLORADO DEPT OF REVENUE                            164109             118.00         5/24/2001
MISSOURI DEPT O                                     164129           4,006.40         5/24/2001
cash - sales tax                                      WIRE          24,516.00         5/22/2001
MISSOURI DEPT OF REVENUE                            164208           4,904.38         5/25/2001
MISSOURI DEPT OF REVENUE                            164496           8,776.75          6/1/2001
cash - sales tax                                      WIRE          24,516.00         5/29/2001

                                                                 1,158,842.38

Other Taxes
-----------

Vendor Name                                        Check #          Check Amt      Check Date
-----------                                        -------          ---------      ----------
CITY OF BIRMINGHAM                                  163525           3,371.02         5/17/2001
CITY OF COLORADO SPRINGS                            163526           1,994.13         5/17/2001
CITY OF MESA                                        163527           1,431.08         5/17/2001
CITY OF PEORIA                                      163528           1,215.35         5/17/2001
CITY OF SCOTTSDALE                                  163529           1,871.04         5/17/2001
NEVADA DEPARTMENT OF TAXATION                       163543           3,421.22         5/17/2001
NEW YORK STATE INCOME TAX                           163545             325.00         5/17/2001
PA DEPT OF REVENUE                                  163550           1,300.00         5/17/2001


BALTIMORE COUNT                                     164006           3,482.81         5/24/2001
CITY OF SCOTTSD                                     164011           1,986.00         5/24/2001
DE DIVISON OF R                                     164020             929.74         5/24/2001
DELAWARE DIVISI                                     164021             672.00         5/24/2001
GEORGIA INCOME                                      164032             750.00         5/24/2001
NYS OFFICE OF C                                     164073             300.00         5/24/2001
PA DEPT OF REVE                                     164075             902.00         5/24/2001
PA DEPT OF REVE                                     164107          60,100.00         5/24/2001
SHELBY COUNTY CLERK'S OFFICE                        164513           4,127.88          6/1/2001

                                                                    88,179.27

Merchandise
-----------

Vendor Name                                        Check #          Check Amt      Check Date
-----------                                        -------          ---------      ----------
LEGO SYSTEMS, I                                     163581         629,248.95         5/18/2001
Wire                                                  WIRE         272,966.76         5/18/2001
DO-A-DOT-ART                                        163590          38,273.76         5/21/2001
P & M PRODUCTS                                      163591          60,012.00         5/21/2001
SWINGSET PRESS                                      163592          22,800.00         5/21/2001
INSECT LORE PRO                                     163594           7,128.00         5/22/2001
JACK OF ALL GAM                                     163595         101,225.76         5/22/2001
MONDO USA INC.                                      163596          48,602.16         5/22/2001
VAST, INC                                           163597         120,893.28         5/22/2001
CHENILLE KRAFT                                      163600           4,114.00         5/22/2001
NJ-AMERICAN WAT                                     164130               8.24         5/24/2001
LEARNING CURVE                                      164168         155,405.42         5/25/2001
Wire                                                  WIRE         641,749.61         5/25/2001
DO-A-DOT-ART                                        164249          29,928.00         5/30/2001
LEARNING CURVE TOYS, LLC                            164250         280,025.28         5/30/2001
SPIN MASTER TOYS                                    164251         151,092.00         5/30/2001
WILD PLANET                                         164252         102,534.00         5/30/2001
FISHER PRICE                                        164253          67,411.28         5/30/2001
FISHER PRICE                                        164254          50,870.40         5/31/2001
LEARNING CURVE TOYS, LLC                            164255       1,065,651.52         5/31/2001
LEGO SYSTEMS, INC                                   164256         315,347.68         5/31/2001
P & M PRODUCTS USA                                  164257          25,500.60         5/31/2001
UPPER DECK COMPANY LLC                              164258          46,985.76         5/31/2001
VAST, INC                                           164259          25,200.00         5/31/2001
WILD PLANET                                         164260          18,216.00         5/31/2001
Wire                                                  WIRE         527,196.00         5/29/2001

                                                                 4,808,386.46

Rent
----

Vendor Name                                        Check #          Check Amt      Check Date
-----------                                        -------          ---------      ----------


#4838 BRAINTREE PRO.ASSOC NE                        164261          34,645.89          6/1/2001
AAC- ARBORETUM JOINT VENTURE                        164262          23,554.91          6/1/2001
AE III, LLC                                         164263          14,007.01          6/1/2001
AMERISHOP WOODRUFF, LLC                             164264          13,049.75          6/1/2001
AMUSEMENT-CENTRAL,LLC                               164265          10,160.07          6/1/2001
ARROWHEAD PALMS LLC                                 164266          16,582.83          6/1/2001
BAYER RETAIL COMPANY, LLC                           164268          18,656.83          6/1/2001
BELZ PARK PLACE, LP                                 164269          15,857.08          6/1/2001
BENDERSON 1985-1 TRUST                              164270             507.75          6/1/2001
BEST BUY METRO CENTER                               164271          34,287.15          6/1/2001
BET INVESTMENTS                                     164272          19,487.16          6/1/2001
BEVERLY PLAZA                                       164273          17,502.16          6/1/2001
BLOUIN REALTY INC.                                  164274          22,000.00          6/1/2001
BOCA-SOMERSET LP                                    164275          22,904.97          6/1/2001
BRADLEY FAIR ONE, LLC                               164276          17,746.00          6/1/2001
BRAINTREE PROP ASSOC. LP SOU                        164277             418.75          6/1/2001
BRENTWOOD PLAZA RONALD R PAG                        164278          16,306.30          6/1/2001
BRIDGEPOINTE LLC                                    164279          14,844.57          6/1/2001
CAROUSEL CENTER CO.  LP                             164280          27,225.62          6/1/2001
CHARLESTOWNE MALL,L.L.C.                            164281          10,951.19          6/1/2001
CHENAL COMMONS                                      164282          13,793.33          6/1/2001
CI VIRGINIA BEACH LTD PARTNE                        164283          18,891.34          6/1/2001
CIRCLE PLAZA                                        164284          26,001.82          6/1/2001
CITRUS PARK VENTURE LP                              164285          14,092.07          6/1/2001
COMMUNITY CENTERS ONE, LLC                          164286          73,613.21          6/1/2001
COMMUNITY CENTERS TWO, LLC                          164287          14,470.76          6/1/2001
CONCORD GALLERY                                     164288          18,564.00          6/1/2001
CONCORDE PARTNERS LLLP                              164289          21,496.17          6/1/2001
CONNECTICUT GENERAL LIFE INS                        164290          16,788.47          6/1/2001
CONTINENTAL 45 FUND LP                              164291          10,513.22          6/1/2001
CORRIGAN PROPERTIES INC                             164292          21,112.25          6/1/2001
CP VENTURE THREE LLC                                164293          19,896.00          6/1/2001
CPI-PICKETT LLC                                     164294          26,968.39          6/1/2001
CROSSROADS ASSOCIATES                               164295          14,991.67          6/1/2001
DALEN/RUBLOFF GURNEE LLC                            164296           3,091.67          6/1/2001
DALLAS GALLERIA LTD                                 164297          23,376.09          6/1/2001
DANBURY FAIR MALL MARKETING                         164298             242.50          6/1/2001
DANBURY MALL ASSOCIATES                             164299          21,625.40          6/1/2001
DAYTON TOWN AND COUNTRY                             164300          14,682.50          6/1/2001
DD OF TENNESSEE INC                                 164301          16,498.57          6/1/2001
DDR REALTY COMPANY.INC                              164302          20,819.12          6/1/2001
DDRC P&M DEER PARK TOWN CTR                         164303          15,667.32          6/1/2001
DELTAMEX (USA), INC.                                164304          28,271.10          6/1/2001
DIXIE ASSOCIATES                                    164305          14,554.56          6/1/2001
DOLLINGER-WESTLAKE ASSOCIATE                        164306          19,736.00          6/1/2001
DSRG-CREEKSIDE TOWN CENTER                          164307          21,353.25          6/1/2001
EAST GATE CTR LTD PARTNERSHI                        164308          19,967.83          6/1/2001
EASTCHESTER ASSOCIATES LP                           164309          17,977.98          6/1/2001
EASTON MARKET LLC                                   164310          18,737.60          6/1/2001


EASTVIEW MALL MKTG. FUND                            164311             380.83          6/1/2001
EDENS CENTER ASSOCIATES                             164312          30,231.73          6/1/2001
EQUITY PROP & DEVELOPMENT, L                        164313          33,142.94          6/1/2001
EW COLUMBIA, LLC                                    164314          14,301.16          6/1/2001
FASHION CENTER LLC                                  164315          30,039.20          6/1/2001
FASHION MALL COMMONS                                164316          15,528.13          6/1/2001
FEDERAL REALTY - CONGRESSION                        164317          35,595.66          6/1/2001
FOX VALLEY LLC                                      164318          31,888.12          6/1/2001
FREEHOLD RACEWAY MALL                               164319          26,185.27          6/1/2001
FREEHOLD RACEWAY MARKETING F                        164320             391.21          6/1/2001
FREMONT HUB SHOPPING CENTER                         164321          19,829.80          6/1/2001
GARABET KARAKELIAN                                  164322          16,416.67          6/1/2001
GFS REALTY, INC                                     164323          17,934.98          6/1/2001
GGP HOMART II LLC                                   164324          21,638.00          6/1/2001
GGP LIMITED PARTNERSHIP                             164325          24,062.00          6/1/2001
GINSBURG DEVELOPMENT LLC                            164326          28,769.93          6/1/2001
GOODMAN/LANDMARK ONE                                164327          17,689.31          6/1/2001
GREAT EASTERN MALL                                  164328          22,548.87          6/1/2001
GREENCOVE ASSOCIATES LLC                            164329          34,002.67          6/1/2001
HACIENDA CROSSING                                   164330          17,635.17          6/1/2001
HASTINGS VILLAGE INVESTMENT                         164331          18,810.00          6/1/2001
HAWTHORNE CENTRE ASSOCIATES                         164332          11,207.25          6/1/2001
HC ATLANTIC DEVELOPEMENT                            164333          25,859.57          6/1/2001
HUBERT REALTY COMPANY                               164334          23,835.00          6/1/2001
HUNTERS SQUARE COMPANY LLC                          164335          27,099.75          6/1/2001
HUNTINGTON CENTER ASSOCIATE,                        164336          21,121.87          6/1/2001
INDIGO PROPERTIES LP                                164337          13,133.34          6/1/2001
INLAND COMMERCIAL PROP.MGT.                         164338          18,684.40          6/1/2001
INLAND COMMERCIAL PROPERTY M                        164339          16,932.75          6/1/2001
INLAND COMMERCIAL PROPERTY M                        164340          29,867.17          6/1/2001
INLAND COMMERICAL PROP MGMT                         164341          23,537.34          6/1/2001
IRVINE RETAIL PROPERTIES CO                         164342          33,306.32          6/1/2001
JEFFREY R ANDERSON REAL ESTA                        164343          22,901.67          6/1/2001
KENTLANDS II,  LLC                                  164344          14,949.97          6/1/2001
KIMCO REALTY CORP                                   164345          18,530.57          6/1/2001
KIR NORTHWEST SQUARE, LP                            164346          17,615.33          6/1/2001
KIR SMOKETOWN STATION LP                            164347          47,518.97          6/1/2001
LAKE COOK ROAD CORP LOCKBOX                         164348          44,303.11          6/1/2001
LIBERTY PROPERTY LTD                                164349          95,200.64          6/1/2001
LIBERTY PROPERTY LTD PRTNRSH                        164350         102,180.13          6/1/2001
M. ALLAN HYMAN, RECEIVER FAI                        164351          25,965.00          6/1/2001
M&H REALTY PARTNERS LP                              164352          19,816.60          6/1/2001
MAAMCA                                              164353          11,851.51          6/1/2001
MACERICH PARTNERSHIP                                164354          17,755.00          6/1/2001
MANCHESTER I-84 ASSOC.                              164355          25,893.53          6/1/2001
MANEKIN AYLESBURY, LLP                              164356          20,482.94          6/1/2001
MARIPOSA INVESTMENT GROUP                           164357          19,114.50          6/1/2001
MBK NORTHWEST                                       164358          28,591.47          6/1/2001
MERIDIAN ANNEX PARTNERS                             164359          10,753.60          6/1/2001


METROPOLITAN LIFE INSURANCE                         164360          17,962.33          6/1/2001
MID-AMERICA MANAGEMENT CORP                         164361          19,053.42          6/1/2001
MIDSTATE HYE PARTNERS                               164362          20,423.00          6/1/2001
MOR SNOWDEN SQUARE 2 LTD                            164363          24,119.69          6/1/2001
MR ROBERT HAYES                                     164364          18,044.00          6/1/2001
NEPTUNE ASSOCIATES                                  164365          26,416.67          6/1/2001
NEW CENTURY ASSOC                                   164366          18,306.24          6/1/2001
NORTHPOINT SHOP CENTER FREED                        164367          23,252.33          6/1/2001
NORTHVILLE JOINT VENTURE                            164368          29,483.70          6/1/2001
NORTHWAY GROUP,LP SWWP ACCOU                        164369          13,812.34          6/1/2001
OPUS NW MANAGEMENT, LLC BILL                        164370          19,142.83          6/1/2001
ORANGE TOWN & COUNTRY, LLC                          164371          23,951.00          6/1/2001
OXFORD VALLEY ROAD ASSOCIATE                        164372          20,824.00          6/1/2001
PACE-CENTRAL ASSOCIATES, LLC                        164373          15,802.84          6/1/2001
PAN PACIFIC RETAIL PROPERTIE                        164374          15,235.88          6/1/2001
PAROLE TOWN CENTER ASSOC                            164375          23,617.82          6/1/2001
PEDERSON/BVT PROMENADE ASSC                         164376          18,955.95          6/1/2001
PENN CENTER MANAGEMENT CORP                         164377          15,864.25          6/1/2001
PFEIFLEY COMPANY, LLC                               164378          31,365.18          6/1/2001
PITV, LP                                            164379          17,747.67          6/1/2001
PLANTATION                                          164380          18,308.50          6/1/2001
POST PLAZA LLC                                      164381          20,211.73          6/1/2001
POTOMAC YARD RETAIL, INC                            164382          20,957.88          6/1/2001
PPR REDMOND RETAIL LLC                              164383          20,127.50          6/1/2001
PRESIDENTIAL MARKET CENTER L                        164384          10,389.00          6/1/2001
PRESTON SHEPARD PLACE                               164385          14,271.72          6/1/2001
PRICE REIT PROPERTIES, LLC                          164386          16,240.92          6/1/2001
PRINCIPAL MUTUTAL LIFE                              164387          18,736.17          6/1/2001
PYRAMID CROSSGATES CO. THE C                        164388          28,673.79          6/1/2001
QS MARKETPLACE LIMITED PARTN                        164389          11,291.44          6/1/2001
RAINBOW INVESTMENT CO                               164390          19,632.61          6/1/2001
RESTON SPECTRUM LP                                  164391          28,777.16          6/1/2001
RETAIL PROPERTY TUST                                164392          27,898.36          6/1/2001
RIVER PARK PROPERTIES II                            164393          16,102.10          6/1/2001
RMS INVESTMENT CORP                                 164394          14,585.56          6/1/2001
RODERICK ENTERPRISES                                164395          18,584.87          6/1/2001
ROYCE REALTY INC                                    164396          19,351.08          6/1/2001
RREEF MANAGEMENT COMPANY GAT                        164397          18,747.62          6/1/2001
SAMSUNG PDP KALEIDOSCOPE, LLC                       164398           3,872.08          6/1/2001
SANDY SPRINGS PLAZA ASSOC, L                        164399          20,666.25          6/1/2001
SAUL HOLDINGS LTD PARTNERSHI                        164400          30,109.31          6/1/2001
SAUL SUBSIDIARY I LTD                               164401          12,091.16          6/1/2001
SCHAFERICHARDSON, INC                               164402          20,823.17          6/1/2001
SCHAUMBURG COURT LP                                 164403          28,687.50          6/1/2001
SCHMIDT INVESTMENTS, LTD.                           164404          16,438.28          6/1/2001
SHOPS AT OAKS BROOK PLACE, L                        164405          29,413.00          6/1/2001
SMITH HAVEN CENTER ASSOC ID#                        164406          22,333.33          6/1/2001
SOUTHLAKE CENTRAL VENTURE                           164407          18,585.02          6/1/2001
SOUTHPOINTE PAVILIONS                               164408           9,854.16          6/1/2001


SPP REAL ESTATE INC. TRAMMEL                        164409          26,599.17          6/1/2001
SPRINGFIELD - RT 22 LP                              164410          27,204.50          6/1/2001
STRATFORD SQUARE LTD.                               164411          23,506.46          6/1/2001
SUMMIT MALL                                         164412             250.00          6/1/2001
SUNIL PURI, LLC                                     164413          14,583.33          6/1/2001
SUNRISE MALL ASSOCIATES                             164414          24,729.61          6/1/2001
TANURB DEVELOPMENTS INC                             164415          27,910.13          6/1/2001
TARTAGLIA ASSOCIATES LP                             164416          27,815.83          6/1/2001
TCW/AIM ALASKA PERM FUND                            164417          24,454.09          6/1/2001
TENANT SERVICES INC                                 164418             219.33          6/1/2001
THE CORNERS                                         164419          17,785.00          6/1/2001
THE FLATLEY COMPANY                                 164420          20,138.55          6/1/2001
THE SHOPS AT ONE ORCHARD PLA                        164421          30,967.91          6/1/2001
TOWN & COUNTRY PARTNERSHI                           164422          19,588.60          6/1/2001
TOWNSEND PROPERTY TRUST LMTD                        164423          57,042.55          6/1/2001
TREECO/CENTERS LP                                   164424          22,486.13          6/1/2001
TREECO/HYLAN LIMITED                                164425          26,535.20          6/1/2001
TYCON COMPANIES, INC                                164426          17,399.56          6/1/2001
USRP TEXAN, LP                                      164427          19,117.08          6/1/2001
USRP TEXAS, LP                                      164428          13,686.67          6/1/2001
VALENCIA TOWN CENTER ASSOCIA                        164429          18,421.17          6/1/2001
VESTAR ARIZONA XVI                                  164430          17,689.87          6/1/2001
VESTAR ARIZONA XXVI, LLC                            164431          16,135.89          6/1/2001
W. W. R. ASSOCIATES                                 164432          22,199.84          6/1/2001
WARNER MARKETPLACE, LLC                             164433          24,663.00          6/1/2001
WAYNE RETAIL LLC                                    164434          32,610.77          6/1/2001
WEINGARTEN REALTY MANAGEMENT                        164435          15,733.00          6/1/2001
WEINREB MANAGEMENT                                  164436          31,250.00          6/1/2001
WESTWOOD TOWN CENTER, LLC                           164437          13,350.50          6/1/2001
WHITEMAK ASSOCIATES                                 164438          15,047.23          6/1/2001
WHITEMARSH INVESTMENT ASSOC                         164439          24,472.94          6/1/2001
WILLOWS CENTER CONCORD, LLC                         164440          20,411.82          6/1/2001
WINCHESTER CENTER LLC                               164441          20,678.00          6/1/2001
WINDSOR GREEN INVESTORS LLC                         164442          28,349.25          6/1/2001
WOODMEN RETAIL CENTER, LLC                          164443          14,028.87          6/1/2001
111 EAST 85TH ST OWNERS                             164444          12,578.12          6/1/2001
140TH & CENTER STREETS, L.L.                        164445          15,207.50          6/1/2001
1541-SIMON PROPERTY GROUP (T                        164446          16,845.00          6/1/2001
201 N. BRAND LLC                                    164447          25,048.42          6/1/2001
2163 N CLYBOURN LTD. RN REAL                        164448          26,938.36          6/1/2001
3200 HOLCOMB BRIDGE ROAD, IN                        164449          24,355.38          6/1/2001
3644 LONG BEACH ROAD, LLC                           164450          22,786.74          6/1/2001
4508 SIMON PROPERTY GROUP, L                        164451           5,921.84          6/1/2001
4922 MAYFLOWER LIBERTY TREE                         164452          15,899.76          6/1/2001
9570 DEBARTOLO CAPITAL PARTN                        164453          18,334.69          6/1/2001
TANURB DEVELOPMENTS INC                             164523          27,910.13          6/1/2001

                                                                 4,101,551.33


Other Rents
-----------

Vendor Name                                        Check #          Check Amt      Check Date
-----------                                        -------          ---------      ----------
PITNEY BOWES MA                                     163582           1,923.68         5/18/2001
PITNEY BOWES MA                                     163580           1,923.68         5/18/2001
PITNEY BOWES MA                                     163599           1,000.00         5/22/2001
IKON PHILADELPH                                     164034           1,422.70         5/24/2001
PITNEY BOWES MA                                     164078           2,405.59         5/24/2001
IKON PHILADELPHIA BDS                               164184              98.58         5/29/2001
IKON PHILADELPHIA BDS                               164238           1,527.51         5/24/2001
ASTORIA HOLDING CORP.                               164267           8,286.47          6/1/2001
IKON PHILADELPHIA BDS                               164487             644.48          6/1/2001

                                                                    19,232.69

Insurance
---------

Vendor Name                                        Check #          Check Amt      Check Date
-----------                                        -------          ---------      ----------
CORESOURCE                                          163574             791.58         5/17/2001
DISNEY GROUP IN                                     163575           1,499.94         5/17/2001
CORESOURCE                                          163582             791.58         5/18/2001
DISNEY GROUP IN                                     163583           1,499.94         5/18/2001
coresource                                            WIRE         112,565.07         5/25/2001
AFLAC                                                 WIRE             830.60         5/25/2001
CORESOURCE, INC - BALTIMORE                         164177              36.58         5/24/2001
FLEX ONE                                            164182          18,050.88         5/25/2001
AETNA US HEALTHCARE                                 164462          27,642.10          6/1/2001
FLEX ONE                                            164482              36.00          6/1/2001
MERRILL LYNCH INC                                   164495             308.92          6/1/2001
PRUDENTIAL RETIREMENT SERVIC                        164505              87.18          6/1/2001
SECURITY CONNECTICUT LIFE                           164512           3,938.11          6/1/2001
THE AARP GROUP HEALTH INSURA                        164524             591.00          6/1/2001
coresource                                            WIRE          86,864.27         5/29/2001
AFLAC                                                 WIRE           1,268.90         5/29/2001

                                                                   256,802.65

Administrative
--------------

Vendor Name                                        Check #          Check Amt      Check Date
-----------                                        -------          ---------      ----------
AVM OFFICE COFFEE SERVICE                           163573              62.87         5/17/2001
IMAGICAST, INC                                      163578             300.99         5/17/2001
MARRIOTT ST LOU                                     163586             474.36         5/18/2001
PRSM                                                163587             550.00         5/18/2001
rebate checks                                         WIRE             400.00         5/18/2001
401k                                                  WIRE             731.26         5/18/2001
LC adjustment                                         WIRE         (28,547.33)        5/15/2001
-------------


APPLIED DIGITAL                                     163593          55,324.00         5/22/2001
METRO TECH SERV                                     163598          19,360.00         5/22/2001
ALLEN SCREEN AN                                     163601           3,334.08         5/22/2001
AVM OFFICE COFF                                     164005              62.87         5/24/2001
PRUDENTIAL RETI                                     164079              87.18         5/24/2001
ADELPHIA BUSINE                                     164110              48.15         5/24/2001
CENTRAL PARKING                                     164118             233.06         5/24/2001
IKON PHILADELPH                                     164125           5,813.57         5/24/2001
SHUMSKY ENTERPR                                     164142           2,450.00         5/24/2001
rebate checks                                         WIRE           1,000.00         5/25/2001
401k                                                  WIRE               0.00         5/25/2001
misc CR                                               WIRE         (23,647.15)        5/25/2001
Misc DR                                               WIRE             657.53         5/25/2001
ADP, INC.                                           164169           2,208.15         5/25/2001
MAIN LINE PARTY RENTALS                             164200             264.54         5/25/2001
MAX INTERNATIONAL                                   164206             311.36         5/23/2001
RITA'S WATER ICE                                    164213              60.00         5/29/2001
RON TEPNER-PETTY CASH                               164217           1,500.00         5/17/2001
ACAR CENTER                                         164225             144.50         5/18/2001
AMERICAN CANCER SOCIETY                             164226              62.60         5/20/2001
BETHANY METHODIST WEEKDAY SCHOOL                    164227             223.81         5/18/2001
CHILDREN'S HOSPITAL                                 164228              40.00         5/19/2001
CHILDREN'S NETWORK                                  164229               5.32         5/19/2001
CLAVARY/CHRISTIAN SCHOOL                            164230             255.00         5/19/2001
D C CHILDREN ASSOC                                  164231             236.75         5/19/2001
FREE THE CHILDREN                                   164232             114.00         5/19/2001
FRIENDS OF NORTHVILLE                               164233             449.28         5/18/2001
FRIENDS SCHOOL                                      164234              21.00         5/19/2001
G S TROOP #699                                      164235             174.97         5/18/2001
G S TROOP #722                                      164236             255.06         5/19/2001
HOLY TRINITY LUTHERAN CHURCH                        164237             315.29         5/18/2001
HOLY TRINITY LUTHERAN CHURCH                        164237              81.72         5/20/2001
IMAGINATING DRAMATICS                               164239              13.01         5/19/2001
JEAN MASSIEU SCHOOL                                 164240              23.84         5/18/2001
LIBERTY ELEMENTARY                                  164241              29.64         5/17/2001
ORGANIZACION ESTUDCAUTIL                            164242             237.18         5/20/2001
PETSMART                                            164243              96.03         5/22/2001
PUDDLE JUMPER                                       164244              11.73         5/16/2001
ROCKY MOUNTAIN TEDDIES CLUB                         164245              96.11         5/18/2001
SKYVIEW TECH CLUB                                   164246             288.05         5/19/2001
STAGE RIGHT THEATRE                                 164247              80.16         5/19/2001
TULSA HOME EDUCATORS                                164248               5.14         5/19/2001
THE NEW YORK TIMES                                  164459              27.30          6/1/2001
DUFFY'S                                             164479              32.11          6/1/2001
FEDERAL EXPRESS CORP                                164481             524.13          6/1/2001
JDA SOFTWARE GROUP, INC                             164489          20,000.00          6/1/2001
MEEHAN & COMPANY                                    164494          41,158.00          6/1/2001
NATIONWIDE CONSULTING COMPAN                        164498           5,950.00          6/1/2001
PITNEY BOWES MANAGEMENT SERV                        164503           3,483.36          6/1/2001


RPE OUTSOURCING, LLC                                164511          22,916.56          6/1/2001
SIGNATURE BUSINESS FORMS                            164514          22,860.00          6/1/2001
rebate checks                                         WIRE           1,160.48         5/29/2001
401k                                                  WIRE          49,148.72         5/29/2001
misc CR                                               WIRE              94.69         5/29/2001

                                                                   213,655.03


Selling
-------

Vendor Name                                        Check #          Check Amt      Check Date
-----------                                        -------          ---------      ----------
ORMAN CONSULTIN                                     164074          37,425.00         5/24/2001
S WALTER PACKAG                                     164083          20,923.06         5/24/2001
TRI-STATE CONTA                                     164096           4,730.00         5/24/2001
SHUMSKY ENTERPR                                     164108             650.00         5/24/2001
ALLTEL                                              164111              12.09         5/24/2001
AMERITECH-IL                                        164112           1,800.93         5/24/2001
AMERITECH-MI                                        164113           1,245.41         5/24/2001
ARIZONA PUBLIC                                      164114              74.53         5/24/2001
BELLSOUTH - GA                                      164115             410.08         5/24/2001
BELLSOUTH - NC                                      164116              18.27         5/24/2001
BELLSOUTH-NC                                        164117           1,737.06         5/24/2001
COLUMBIA GAS OF                                     164119               2.75         5/24/2001
CP & L                                              164120             174.53         5/24/2001
CRAIG 'N COMPAN                                     164121           8,514.00         5/24/2001
DUQUESNE LIGHT                                      164122              82.08         5/24/2001
FLORIDA POWER                                       164123             178.15         5/24/2001
GPU ENERGY                                          164124             363.82         5/24/2001
KEYSPAN ENERGY                                      164127               1.96         5/24/2001
NORTH SHORE GAS                                     164131               7.93         5/24/2001
PACIFIC BELL                                        164132             866.64         5/24/2001
PECO ADELPHIA C                                     164133           4,025.35         5/24/2001
PSEG & CO                                           164134             177.15         5/24/2001
QWEST                                               164136             208.26         5/24/2001
QWEST                                               164137             341.32         5/24/2001
QWEST                                               164138             767.62         5/24/2001
QWEST                                               164139              16.87         5/24/2001
ROCHESTER GAS A                                     164140             144.98         5/24/2001
SAN DIEGO GAS &                                     164141              60.10         5/24/2001
SOUTHWESTERN BE                                     164143             319.86         5/24/2001
SOUTHWESTERN BE                                     164144             506.60         5/24/2001
SOUTHWESTERN BE                                     164145             365.92         5/24/2001
SOUTHWESTERN BE                                     164146             625.85         5/24/2001
SOUTHWESTERN BE                                     164147             656.37         5/24/2001
TENANT SERVICES                                     164148              98.19         5/24/2001
TXU ELECTRIC                                        164149             186.70         5/24/2001
TXU GAS                                             164150               2.73         5/24/2001
VERIZON                                             164151             112.11         5/24/2001


VERIZON                                             164152             136.20         5/24/2001
VERIZON                                             164153             208.82         5/24/2001
VERIZON                                             164154              91.68         5/24/2001
VERIZON                                             164155           4,276.16         5/24/2001
VERIZON - MD                                        164156             532.32         5/24/2001
VERIZON NORTHWE                                     164157             398.98         5/24/2001
VERIZON SOUTHWE                                     164158             615.83         5/24/2001
VERIZON WIRELES                                     164159             124.67         5/24/2001
VIRGINIA POWER                                      164160              83.09         5/24/2001
IKON PHILADELPH                                     164163           3,474.47         5/24/2001
ORMAN CONSULTIN                                     164164             865.33         5/24/2001
S WALTER PACKAG                                     164165          24,889.74         5/24/2001
SAFEMASTERS CO,                                                          0.00         5/24/2001
misc CR                                               WIRE         (22,569.26)        5/25/2001
DUNBAR ARMORED                                      164181          23,163.64         5/29/2001
MARKETING DISPLAYS INT'L                            164204             153.69         5/23/2001
MARKETING DISPLAYS INT'L                            164204             101.64         5/23/2001
MARKETING DISPLAYS INT'L                            164204             243.96         5/23/2001
MARKETING DISPLAYS INT'L                            164204             845.68         5/23/2001
MARKETING DISPLAYS INT'L                            164204              48.98         5/23/2001
AMERICAN ELECTRIC POWER                             164463             302.29          6/1/2001
AMERITECH-IL                                        164464           2,190.75          6/1/2001
AMERITECH-MI                                        164465             549.99          6/1/2001
AT&T                                                164466          31,383.05          6/1/2001
BALTIMORE GAS AND ELECTRIC C                        164467              76.32          6/1/2001
BELLSOUTH - GA                                      164468             352.57          6/1/2001
BELLSOUTH-NC                                        164469             121.47          6/1/2001
BLUE STREAK COURIER SERVICE,                        164470              55.00          6/1/2001
CHORUS @ MID PLAINS, INC.                           164471             136.19          6/1/2001
CINCINNATI BELL COMPANY                             164472             217.95          6/1/2001
CITY OF SCOTTSDALE                                  164473               4.22          6/1/2001
COLUMBIA GAS OF VIRGINA                             164474              31.96          6/1/2001
CONSUMERS ENERGY                                    164475              11.60          6/1/2001
CORESOURCE, INC - BALTIMORE                         164476          57,707.75          6/1/2001
DOMINION EAST OHIO GAS                              164478              23.94          6/1/2001
EAST BRUNSWICK WATER UTILITY                        164480               0.31          6/1/2001
FPL FLORIDA POWER & LIGHT CO                        164483             454.59          6/1/2001
FRANK'S PARKING SERVICES                            164484             140.00          6/1/2001
FRONTIER TELEPHONE OF ROCHES                        164485             142.00          6/1/2001
GEORGIA POWER                                       164486             275.45          6/1/2001
ILLUMINATING CO                                     164488             528.62          6/1/2001
KNOXVILLE UTILITIES BOARD                           164491              87.01          6/1/2001
LG&E COMPANY                                        164492              95.60          6/1/2001
MAX INTERNATIONAL                                   164493           2,906.10          6/1/2001
MLGW                                                164497             187.79          6/1/2001
NJ NATURAL GAS CO                                   164499              64.68          6/1/2001
NORTH EAST TRAILER SERVICE                          164500             135.96          6/1/2001
PACIFIC BELL                                        164501             150.72          6/1/2001
PACIFIC BELL                                        164502             320.16          6/1/2001


POSTMASTER(WYNNEWOOD)                               164504             200.00          6/1/2001
QWEST                                               164506             459.03          6/1/2001
QWEST                                               164507             488.49          6/1/2001
QWEST                                               164508             371.19          6/1/2001
RELIZON(FORMERLY REYNOLD&REY                        164509           9,842.66          6/1/2001
ROSEVILLE TELEPHONE COMPANY                         164510             264.18          6/1/2001
SOUTHWESTERN BELL                                   164515              13.48          6/1/2001
SOUTHWESTERN BELL                                   164516             663.56          6/1/2001
SPRINT                                              164517             211.92          6/1/2001
SPRINT                                              164518             444.31          6/1/2001
SRP                                                 164519             424.87          6/1/2001
STORAGE ENTERPRISES INC.                            164520             255.00          6/1/2001
SUBMITORDER.COM                                     164521          14,500.00          6/1/2001
SYSTEMS TRANSPORTATION EQUIP                        164522             150.00          6/1/2001
TOWNSHIP OF FREEHOLD WATER &                        164525              22.39          6/1/2001
TXU GAS                                             164526               1.31          6/1/2001
UNIVERSAL ENVIRONMENTAL CONS                        164527          14,492.95          6/1/2001
VERIZON                                             164528              19.79          6/1/2001
VERIZON                                             164529             151.00          6/1/2001
VERIZON                                             164530              66.14          6/1/2001
VERIZON WIRELESS - NJ                               164531             149.55          6/1/2001
WASHINGTON GAS                                      164532               1.91          6/1/2001

                                                                   267,367.66

Selling - Freight
-----------------

Vendor Name                                        Check #          Check Amt      Check Date
-----------                                        -------          ---------      ----------
AMERICAN SHIPPI                                     163589           9,210.54         5/18/2001
tsl                                                   WIRE         150,000.00         5/18/2001
AMERICAN SHIPPING CO                                164166             170.99         5/25/2001
AMERICAN SHIPPING CO                                164460          28,733.91          6/1/2001
tsl                                                   WIRE         150,057.05         5/29/2001

                                                                   338,172.49

Selling - Advertising
---------------------

Vendor Name                                        Check #          Check Amt      Check Date
-----------                                        -------          ---------      ----------
wires                                                 WIRE          85,584.03         5/18/2001
MBS/MULTIMODE,                                      163602             250.00         5/22/2001
QUEBECOR WORLD                                      164135          86,132.40         5/24/2001
wires                                                 WIRE              72.39         5/25/2001
wires                                                 WIRE         214,085.80         5/29/2001

                                                                   386,124.62


Other - Expense Reimbursement
-----------------------------

Vendor Name                                        Check #          Check Amt      Check Date
-----------                                        -------          ---------      ----------
ANNE HAYDEN                                         163521             479.85         5/17/2001
CHRISTY WATSON                                      163524             374.57         5/17/2001
CORY MCDERMOTT                                      163531             593.61         5/17/2001
DANIEL VACEK                                        163532              91.30         5/17/2001
DANIEL VACEK                                        163532             203.71         5/17/2001
DINO MARTIN                                         163533           3,091.25         5/17/2001
JAMES MILLER                                        163535              77.30         5/17/2001
JOHN ROSIN                                          163536              24.72         5/17/2001
LAURIE KOLANKO                                      163538             522.04         5/17/2001
SABRINA ESCALANTE                                   163554             173.86         5/17/2001
STEPHANIE STANLEY                                   163557             276.80         5/17/2001
EDWARD J WELSH                                      163584              74.50         5/18/2001
GREGG NANCE                                         163585             500.00         5/18/2001
RICK NEIHEISER                                      163588             975.00         5/18/2001
AMIE MORAN                                          164002              82.80         5/24/2001
ARIANNE STEINER                                     164003           1,620.21         5/24/2001
BERT BALLIET                                        164007              14.95         5/24/2001
BRIAN LYNCH                                         164008              67.88         5/24/2001
CHRIS MILLIGAN                                      164010              30.00         5/24/2001
DANIEL DAVIS                                        164014              99.04         5/24/2001
DANIEL HOROWITZ                                     164015              17.46         5/24/2001
DANIEL KAUFMAN                                      164016              43.02         5/24/2001
DAVE DISILVA                                        164017             330.00         5/24/2001
DAVID E YOUNG                                       164018             839.03         5/24/2001
DAWN CHERRY                                         164019             151.20         5/24/2001
DINO MARTIN                                         164022           2,104.64         5/24/2001
DONNA ANDERSON                                      164023              79.74         5/24/2001
DONNA ECKENROTH                                     164024              41.20         5/24/2001
ELAINE MCCLELLA                                     164025             783.45         5/24/2001
ELDEEN KABOUREK                                     164026              62.25         5/24/2001
ELIZABETH MARTI                                     164027             250.00         5/24/2001
ERIC E. TWOHIG                                      164028              36.00         5/24/2001
GAIL JOHNSON                                        164031              79.14         5/24/2001
GINA T. ALESCI                                      164033             147.12         5/24/2001
IRA PETERS                                          164037              62.92         5/24/2001
JAKIE ROTHERMEL                                     164038             133.66         5/24/2001
JAMES MILLER                                        164039              34.93         5/24/2001
JAMIE BRASINGTO                                     164040              55.80         5/24/2001
JEAN HERMSEN                                        164041           1,279.88         5/24/2001
JENNIFER FISS                                       164042             105.98         5/24/2001
JENNIFER MCSHER                                     164043              29.63         5/24/2001
JENNIFER PARIDO                                     164044             727.98         5/24/2001
JOE FARKAS                                          164045             133.95         5/24/2001
JOSEPH CURRY                                        164046              52.99         5/24/2001
JULIE ESPINOZA                                      164047              74.08         5/24/2001
KATHI SCOTT                                         164049             279.39         5/24/2001


KATHLEEN ANNE C                                     164050             750.42         5/24/2001
KELLY O'DONNELL                                     164051             360.39         5/24/2001
KEVIN LANNAN                                        164053             220.42         5/24/2001
KIM SNYDER                                          164054             589.31         5/24/2001
KRISTEN SUTFIN                                      164055              14.07         5/24/2001
KYLE HIPPLE                                         164056             288.65         5/24/2001
LAURIE COREY                                        164057             126.99         5/24/2001
LINDA MOSER                                         164058              39.21         5/24/2001
LISA(MICHA) CAR                                     164059             167.05         5/24/2001
LONNIE SANCHEZ                                      164060           3,363.13         5/24/2001
MARIAN GILBERT                                      164061             224.25         5/24/2001
MICHAEL LACEY                                       164063             457.39         5/24/2001
MICHELLE BUTTEN                                     164064              94.19         5/24/2001
MINNEA LIN                                          164065              71.19         5/24/2001
MONICA VAGNONI                                      164068             204.80         5/24/2001
NICOLE CASSARIN                                     164071             244.39         5/24/2001
NORA ESSAWI                                         164072           1,086.96         5/24/2001
PATRICIA PEIFER                                     164076              25.00         5/24/2001
PHILIP C, MYERS                                     164077              66.88         5/24/2001
ROGER M WOOD                                        164080             576.36         5/24/2001
RONALD M TEPNER                                     164081             171.62         5/24/2001
ROSEMARIE WERNE                                     164082             171.41         5/24/2001
SABRINA ESCALAN                                     164084             446.31         5/24/2001
SABRINA YANNASC                                     164085              25.00         5/24/2001
SABRINA YANNASC                                     164086              53.50         5/24/2001
SANDRA NEVILLS                                      164087              98.23         5/24/2001
SHAWN MCMURTY                                       164088             855.44         5/24/2001
STEPHANIE STANL                                     164090              58.00         5/24/2001
STEVE SILVER                                        164091             671.40         5/24/2001
SUZY MULLINEAUX                                     164092              38.54         5/24/2001
TANYA NEWBERRY                                      164093               8.89         5/24/2001
THOMAS OR LINDA                                     164094              28.86         5/24/2001
TOM VELLIOS                                         164095           2,558.64         5/24/2001
WENDY OUELLETTE                                     164098              40.80         5/24/2001
MIKE PRICKETT                                       164105              72.89         5/24/2001
JOHN KOHL                                           164126             199.04         5/24/2001
LINDA HERNDON                                       164128           1,042.28         5/24/2001
CATHERINE E. GA                                     164161           2,310.00         5/24/2001
DEBORAH HARRY &                                     164162           1,095.37         5/24/2001
ANDRA GARDINER                                      164170              39.00         5/15/2001
ARIANNE STEINER                                     164171             570.00         3/22/2001
BARBARA LONG                                        164172              26.31          4/4/2001
BECKY GECK                                          164173              65.10          5/3/2001
BEVERLY WHITE                                       164174              58.20         3/31/2001
BRIAN ELLIOTT                                       164175             213.59         2/21/2001
CHERYL LUTZ                                         164176              69.50         4/15/2001
CHERYL LUTZ                                         164176              50.00         4/20/2001
CHERYL LUTZ                                         164176              61.50         4/25/2001
CORY MCDERMOTT                                      164178             715.33         3/31/2001


CORY MCDERMOTT                                      164178             436.45          4/7/2001
CORY MCDERMOTT                                      164178             552.80         4/12/2001
CORY MCDERMOTT                                      164178             848.16         4/21/2001
CORY MCDERMOTT                                      164178             364.06         4/30/2001
DAVID E YOUNG                                       164179             105.97         1/16/2001
DAVID E YOUNG                                       164179              54.40         4/20/2001
DAVID E YOUNG                                       164179              57.37         4/23/2001
DIANE AQUILINO                                      164180               7.96         4/28/2001
GAIL JOHNSON                                        164183             172.24         5/15/2001
JACQUALIN ATHAY                                     164185           1,200.00         5/24/2001
JAKIE ROTHERMEL                                     164186             400.00          5/1/2001
JAMES MILLER                                        164187              59.24          4/9/2001
JAMES MILLER                                        164187              35.50         4/14/2001
JAMES MILLER                                        164187              68.06         4/23/2001
JEAN HERMSEN                                        164188             100.72         5/15/2001
JEANNINE LUCKEY                                     164189             115.42         4/17/2001
JENNIFER AINSWORTH                                  164190             132.60          4/1/2001
JENNIFER ROBERSON                                   164191              38.40         5/17/2001
JODI L YOUNG                                        164192              53.70          4/9/2001
JUNE ABELE                                          164193              40.24          4/2/2001
KAREN NELSON                                        164194              85.60          4/5/2001
KATHRYN CALAHAN                                     164195             180.27         5/15/2001
KEITH D. JACOB                                      164196             216.99         2/28/2001
KELLY O'DONNELL                                     164197              53.36         5/15/2001
KELLY O'DONNELL                                     164197              12.68         5/15/2001
KELLY O'DONNELL                                     164197              41.10         5/15/2001
KIM SNYDER                                          164198             397.30          4/1/2001
KIM SNYDER                                          164198              64.28          4/6/2001
LARRY RYAN                                          164199             262.08         5/15/2001
MARIO CAMPANA                                       164201              95.40         4/12/2001
MARIO CAMPANA                                       164201              95.40         4/12/2001
MARK DUNSMORE                                       164202              69.25          4/6/2001
MARK SCRUTON                                        164203             160.27         3/26/2001
MARK SCRUTON                                        164203              56.91         4/22/2001
MARY BETH WADELL                                    164205              95.40         4/10/2001
MICHAEL LACEY                                       164207             416.64         4/16/2001
MICHAEL LACEY                                       164207             262.96         4/30/2001
NICOLE CASSARINO                                    164209             499.24         4/11/2001
NICOLE CASSARINO                                    164209              56.85         4/20/2001
NICOLE CASSARINO                                    164209             432.81         4/22/2001
NICOLE CASSARINO                                    164209             383.52         4/23/2001
NICOLE CASSARINO                                    164209           1,281.38         4/25/2001
PETER J GILSON                                      164210              37.10         5/15/2001
RANDY HALL                                          164211             320.37         4/21/2001
REBECCA QUIGLEY                                     164212               3.98         4/30/2001
REBECCA QUIGLEY                                     164212              32.43         5/23/2001
ROBERT HELPERT                                      164214             118.56         5/23/2001
ROBERT HILDERBAND                                   164215             271.41          5/1/2001
ROBERT HILDERBAND                                   164215             184.71          5/1/2001


ROBERT HILDERBAND                                   164215             268.36          5/1/2001
ROBERT OVALLE                                       164216              20.00         4/24/2001
ROSEMARIE WERNER                                    164218             240.03         5/20/2001
ROSEMARIE WERNER                                    164218             120.90         5/20/2001
ROSEMARIE WERNER                                    164218             151.13         5/20/2001
ROSEMARIE WERNER                                    164218             239.49         5/20/2001
ROSEMARIE WERNER                                    164218             181.29         5/20/2001
ROSEMARIE WERNER                                    164218           1,429.17         5/20/2001
SABRINA ESCALANTE                                   164219             729.36          4/4/2001
SABRINA ESCALANTE                                   164219             324.79          4/9/2001
SABRINA ESCALANTE                                   164219             131.03         4/14/2001
SABRINA ESCALANTE                                   164219             548.01         4/21/2001
SABRINA YANNASCOLI                                  164220             120.84         4/13/2001
SABRINA YANNASCOLI                                  164220              50.00         5/22/2001
SARA FLEMING                                        164221              80.00         4/11/2001
SCHAHRZAD PROFFITT                                  164222               8.97          5/1/2001
TINA HINKLE                                         164223             248.32         5/15/2001
WILLIAM MILLAN                                      164224              50.82         4/23/2001
ANGELA KRATTENMAKER                                 164454              75.00          6/1/2001
CHRIS MILLIGAN                                      164455              12.00          6/1/2001
DANIEL DAVIS                                        164456              10.00          6/1/2001
HOWARD CATES                                        164457             249.07          6/1/2001
TERESA GILL                                         164458              18.00          6/1/2001
EDWARD J WELSH                                      164461              74.50          6/1/2001
DAVID E YOUNG                                       164477               5.00          6/1/2001
JEAN HERMSEN                                        164490             417.83          6/1/2001

                                                                    54,930.08

Other - Interest
----------------
Vendor Name                                        Check #          Check Amt      Check Date
-----------                                        -------          ---------      ----------
LC                                                    WIRE       4,096,000.00         5/15/01
--
                                                                 4,096,000.00


Other - Restructure
-------------------
Vendor Name                                        Check #          Check Amt      Check Date
-----------                                        -------          ---------      ----------
LC adjustment                                         WIRE         (25,814.42)        5/18/01
-------------
LC adjustment                                         WIRE          28,547.33         5/18/01
-------------

                                                                     2,732.91

                         UNITED STATES BANKRUPTCY COURT
                             FOR DISTRICT OF DELWARE


In re Children's Product, Inc.          Case No. 01-1747
      ------------------------          Reporting Period: May 15 to June 2, 2001


                            MONTHLY OPERATING REPORT
 File with Court and submit copy to United States Trustee within 20 days after end of month


Submit copy of report to any official committee appointed in the case.

                                                                                                      Document         Explanation
REQUIRED DOCUMENTS                                                                    Form No.        Attached          Attached
Schedule of Cash Receipts and Disbursements                                    MOR-1                     No                No
     Bank Reconciliation (or copies of debtor's bank reconciliations)          MOR-1 (CON'T)             Yes               No
     Copies of bank statements                                                                           Yes               No
     Cash disbursements journals                                                                         No                No
Statement of Operations                                                        MOR-2                     Yes               No
Balance Sheet                                                                  MOR-3                     Yes               No
Status of Postpetition Taxes                                                   MOR-4                     No                No
    Copies of IRS Form 6123 or payment receipt                                                           No                No
    Copies of tax returns filed during reporting period                                                  No                No
Summary of Unpaid Postpetition Debts                                           MOR-4                     No                No
    Listing of aged accounts payable                                                                     No                No
Accounts Receivable Reconciliation and Aging                                   MOR-5                     No                No
Debtor Questionnaire                                                           MOR-5                     No                No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


---------------------------------------
Signature of Debtor                                 Date


---------------------------------------
Signature of Joint Debtor                           Date


---------------------------------------
Signature of Authorized Individual*                 Date


Daniel J. Kaufman                             Vice President and General Counsel
-----------------                             ----------------------------------
Printed Name of Authorized Individual         Title of Authorized Individual



*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                        FORM MOR
                                                                          (9/99)

In re  Children's Product, Inc.         Case No. 01-1747
       ------------------------                  --------
                         Debtor         Reporting Period: May 15 to June 2, 2001
                                                          ----------------------

                             STATEMENT OF OPERATIONS
                               (Income Statement)
                                     (000s)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                                                                     Cumulative
REVENUES                                                                             Month                         Filing to Date
Gross Revenues                                                                                 $ 544,947.0              $ 544,947.0
Less:  Returns and Allowances                                                                            -                        -
                                                                                     ----------------------  -----------------------
Net Revenue                                                                                    $ 544,947.0              $ 544,947.0
COST OF GOODS SOLD
Beginning Inventory                                                                                      -                        -
Add: Purchases                                                                                           -                        -
Add: Cost of Labor                                                                                       -                        -
Add: Other Costs (attach schedule)                                                                       -                        -
Less: Ending Inventory                                                                                   -                        -
Cost of Goods Sold                                                                                       -                        -
                                                                                     ----------------------  -----------------------
Gross Profit                                                                                   $ 544,947.0              $ 544,947.0
OPERATING EXPENSES
Advertising                                                                                              -                        -
Auto and Truck Expense                                                                                   -                        -
Bad Debts                                                                                                -                        -
Contributions                                                                                            -                        -
Employee Benefits Programs                                                                               -                        -
Insider Compensation*                                                                                    -                        -
Insurance                                                                                                -                        -
Management Fees/Bonuses                                                                                  -                        -
Office Expense                                                                                           -                        -
Pension & Profit-Sharing Plans                                                                           -                        -
Repairs and Maintenance                                                                                  -                        -
Rent and Lease Expense                                                                                   -                        -
Salaries/Commissions/Fees                                                                                -                        -
Supplies                                                                                                 -                        -
Taxes - Payroll                                                                                          -                        -
Taxes - Real Estate                                                                                      -                        -
Taxes - Other                                                                                            -                        -
Travel and Entertainment                                                                                 -                        -
Utilities                                                                                                -                        -
Other (attach schedule)                                                                                  -                        -
                                                                                     ----------------------  -----------------------
Total Operating Expenses Before Depreciation                                                             -                        -
Depreciation/Depletion/Amortization
                                                                                     ----------------------  -----------------------
Net Profit (Loss) Before Other Income & Expenses                                               $ 544,947.0              $ 544,947.0
OTHER INCOME AND EXPENSES
Other Income (attach schedule)                                                                           -                        -
Interest Expense                                                                                         -                        -
Other Expense (attach schedule)                                                                          -                        -
                                                                                     ----------------------  -----------------------
Net Profit (Loss) Before Reorganization Items                                                  $ 544,947.0              $ 544,947.0
REORGANIZATION ITEMS
Professional Fees                                                                                        -                        -
U. S. Trustee Quarterly Fees                                                                             -                        -
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)                             -                        -
Gain (Loss) from Sale of Equipment                                                                       -                        -
Other Reorganization Expenses (attach schedule)                                                          -                        -
                                                                                     ----------------------  -----------------------
Total Reorganization Expenses                                                                            -                        -
Income Taxes                                                                                             -                        -
                                                                                     ----------------------  -----------------------
Net Profit (Loss)                                                                              $ 544,947.0              $ 544,947.0
                                                                                     ======================  =======================

*"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                      FORM MOR-2
                                                                          (9/99)

In re  Children's Product, Inc.                       Case No. 01-1747
       ------------------------                                --------
                         Debtor                       Reporting Period: May 2001
                                                                        --------

                                  BALANCE SHEET
                                     (000s)

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

                                                                          BOOK VALUE AT END OF           BOOK VALUE ON
                                          ASSETS                        CURRENT REPORTING MONTH          PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents                                                    $ 5,536.0              $ 5,536.0
Restricted Cash and Cash Equivalents (see continuation sheet)                                -
Accounts Receivable (Net)                                                         20,281,926.0           19,736,979.0
Notes Receivable                                                                 138,129,000.0          138,129,000.0
Inventories                                                                                  -
Prepaid Expenses                                                                             -
Professional Retainers                                                                       -
Other Current Assets (attach schedule)                                                       -
                                                                          ---------------------  ---------------------
TOTAL CURRENT ASSETS                                                           $ 158,416,462.0        $ 157,871,515.0
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
                                                                          ---------------------  ---------------------
TOTAL PROPERTY & EQUIPMENT                                                                 $ -                    $ -
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)
                                                                          ---------------------  ---------------------
TOTAL OTHER ASSETS                                                                         $ -                    $ -

TOTAL ASSETS                                                                   $ 158,416,462.0        $ 157,871,515.0
                                                                          =====================  =====================
                                                                         BOOK VALUE AT END OF           BOOK VALUE ON
                               LIABILITIES AND OWNER EQUITY            CURRENT REPORTING MONTH          PETITION DATE

LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable                                                                             -                      -
Taxes Payable (refer to FORM MOR-4)                                                          -                      -
Wages Payable                                                                                -                      -
Notes Payable                                                                                -                      -
Rent / Leases - Building/Equipment                                                           -                      -
Secured Debt / Adequate Protection Payments                                                  -                      -
Professional Fees                                                                            -                      -
Amounts Due to Insiders*                                                                     -                      -
Other Postpetition Liabilities (attach schedule)                                             -                      -
                                                                          ---------------------  ---------------------
TOTAL POSTPETITION LIABILITIES                                                             $ -                    $ -
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt                                                                                 -                      -
Priority Debt                                                                                -                      -
Unsecured Debt                                                                               -                      -
                                                                          ---------------------  ---------------------
TOTAL PRE-PETITION LIABILITIES                                                             $ -                    $ -

TOTAL LIABILITIES                                                                          $ -                    $ -
OWNER EQUITY
Capital Stock                                                                             15.0                   15.0
Additional Paid-In Capital                                                       106,817,732.0          106,817,732.0
Partners' Capital Account                                                                    -                      -
Owner's Equity Account                                                                       -                      -
Retained Earnings - Pre-Petition                                                  51,598,715.0           51,053,768.0
Retained Earnings - Postpetition                                                             -                      -
Adjustments to Owner Equity (attach schedule)                                                -                      -
Postpetition Contributions (Distributions) (Draws) (attach schedule)                         -                      -
                                                                          ---------------------  ---------------------
NET OWNER EQUITY                                                               $ 158,416,462.0        $ 157,871,515.0

TOTAL LIABILITIES AND OWNERS' EQUITY                                           $ 158,416,462.0        $ 157,871,515.0
                                                                          =====================  =====================

                                                                      FORM MOR-3
*"Insider" is defined in 11 U.S.C. Section 101(31).                       (9/99)

                         UNITED STATES BANKRUPTCY COURT
                            FOR DISTRICT OF DELAWARE


In re Children's Development, Inc.      Case No. 01-1748
      ----------------------------               -------
                                        Reporting Period: May 15 to June 2, 2001
                                                          ----------------------

                            MONTHLY OPERATING REPORT
 File with Court and submit copy to United States Trustee within 20 days after end of month


Submit copy of report to any official committee appointed in the case.

                                                                                                      Document         Explanation
REQUIRED DOCUMENTS                                                                Form No.            Attached          Attached
Schedule of Cash Receipts and Disbursements                                MOR-1                         No                No
     Bank Reconciliation (or copies of debtor's bank reconciliations)      MOR-1 (CON'T)                 Yes               No
     Copies of bank statements                                                                           Yes               No
     Cash disbursements journals                                                                         No                No
Statement of Operations                                                    MOR-2                         Yes               No
Balance Sheet                                                              MOR-3                         Yes               No
Status of Postpetition Taxes                                               MOR-4                         No                No
    Copies of IRS Form 6123 or payment receipt                                                           No                No
    Copies of tax returns filed during reporting period                                                  No                No
Summary of Unpaid Postpetition Debts                                       MOR-4                         No                No
    Listing of aged accounts payable                                                                     No                No
Accounts Receivable Reconciliation and Aging                               MOR-5                         No                No
Debtor Questionnaire                                                       MOR-5                         No                No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


---------------------------------------
Signature of Debtor                                Date


---------------------------------------
Signature of Joint Debtor                          Date


---------------------------------------
Signature of Authorized Individual*                Date


Daniel J. Kaufman                            Vice President and General Counsel
-----------------                            ----------------------------------
Printed Name of Authorized Individual        Title of Authorized Individual



*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                        FORM MOR
                                                                          (9/99)

In re Children's Development, Inc.      Case No.  01-1748
      ----------------------------                -------
                            Debtor      Reporting Period: May 15 to June 2, 2001
                                                          ----------------------

                             STATEMENT OF OPERATIONS
                               (Income Statement)
                                     (000s)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                                                                         Cumulative
REVENUES                                                                                       Month                 Filing to Date
Gross Revenues                                                                        $          508,000.0    $           508,000.0
Less: Returns and Allowances
                                                                                     ----------------------  -----------------------

Net Revenue                                                                           $          508,000.0    $           508,000.0
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
                                                                                     ----------------------  -----------------------

Gross Profit                                                                          $          508,000.0    $           508,000.0
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment
Utilities
Other (attach schedule)
                                                                                     ----------------------  -----------------------

Total Operating Expenses Before Depreciation                                                             -                        -
Depreciation/Depletion/Amortization
                                                                                     ----------------------  -----------------------

Net Profit (Loss) Before Other Income & Expenses                                      $          508,000.0    $           508,000.0
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
                                                                                     ----------------------  -----------------------

Net Profit (Loss) Before Reorganization Items                                         $          508,000.0    $           508,000.0
REORGANIZATION ITEMS
Professional Fees
U. S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
                                                                                     ----------------------  -----------------------

Total Reorganization Expenses
Income Taxes
                                                                                     ----------------------  -----------------------

Net Profit (Loss)                                                                     $          508,000.0    $           508,000.0
                                                                                     ======================  =======================


*"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                      FORM MOR-2
                                                                          (9/99)

In re Children's Development, Inc.                    Case No. 01-1748
      ----------------------------                             -------
                            Debtor                    Reporting Period: May 2001
                                                                        --------

                                  BALANCE SHEET
                                     (000s)

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

                                                                        BOOK VALUE AT END OF          BOOK VALUE ON
                                          ASSETS                      CURRENT REPORTING MONTH         PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents                                                   $ 6,524.0             $ 6,524.0
Restricted Cash and Cash Equivalents (see continuation sheet)                               -                     -
Accounts Receivable (Net)                                                                   -                     -
Notes Receivable                                                                 18,422,008.0          17,914,008.0
Inventories                                                                                 -                     -
Prepaid Expenses                                                                            -                     -
Professional Retainers                                                                      -                     -
Other Current Assets (attach schedule)                                                      -                     -
                                                                          --------------------  --------------------
TOTAL CURRENT ASSETS                                                           $ 18,428,532.0        $ 17,920,532.0
PROPERTY AND EQUIPMENT
Real Property and Improvements                                                              -                     -
Machinery and Equipment                                                                     -                     -
Furniture, Fixtures and Office Equipment                                                    -                     -
Leasehold Improvements                                                                      -                     -
Vehicles                                                                                    -                     -
Less Accumulated Depreciation                                                               -                     -
                                                                          --------------------  --------------------
TOTAL PROPERTY & EQUIPMENT                                                                $ -                   $ -
OTHER ASSETS
Loans to Insiders*                                                                          -                     -
Other Assets (attach schedule)                                                              -                     -
                                                                          --------------------  --------------------
TOTAL OTHER ASSETS                                                                        $ -                   $ -

TOTAL ASSETS                                                                   $ 18,428,532.0        $ 17,920,532.0
                                                                          ====================  ====================

                                                                         BOOK VALUE AT END OF         BOOK VALUE ON
                               LIABILITIES AND OWNER EQUITY           CURRENT REPORTING MONTH         PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable                                                                            -                     -
Taxes Payable (refer to FORM MOR-4)                                                         -                     -
Wages Payable                                                                               -                     -
Notes Payable                                                                               -                     -
Rent / Leases - Building/Equipment                                                          -                     -
Secured Debt / Adequate Protection Payments                                                 -                     -
Professional Fees                                                                           -                     -
Amounts Due to Insiders*                                                                    -                     -
Other Postpetition Liabilities (attach schedule)                                            -                     -
                                                                          --------------------  --------------------
TOTAL POSTPETITION LIABILITIES                                                            $ -                   $ -
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt                                                                                -                     -
Priority Debt                                                                               -                     -
Unsecured Debt                                                                              -                     -
                                                                          --------------------  --------------------
TOTAL PRE-PETITION LIABILITIES                                                            $ -                   $ -

TOTAL LIABILITIES                                                                         $ -                   $ -
OWNER EQUITY
Capital Stock                                                                            15.0                  15.0
Additional Paid-In Capital                                                            5,000.0               5,000.0
Partners' Capital Account                                                                   -                     -
Owner's Equity Account                                                                      -                     -
Retained Earnings - Pre-Petition                                                 18,423,517.0          17,915,517.0
Retained Earnings - Postpetition                                                            -                     -
Adjustments to Owner Equity (attach schedule)                                               -                     -
Postpetition Contributions (Distributions) (Draws) (attach schedule)                        -                     -
                                                                          --------------------  --------------------
NET OWNER EQUITY                                                               $ 18,428,532.0        $ 17,920,532.0

TOTAL LIABILITIES AND OWNERS' EQUITY                                           $ 18,428,532.0        $ 17,920,532.0
                                                                          ====================  ====================

                                                                      FORM MOR-3
*"Insider" is defined in 11 U.S.C. Section 101(31).                       (9/99)

                         UNITED STATES BANKRUPTCY COURT
                            FOR DISTRICT OF DELAWARE


In re Noodle Kidoodle d/b/a Zany Brainy, Inc.   Case No. 01-1744
      ---------------------------------------            -------
                                                 Reporting Period: May 15, 2001
                                                                   ------------
                                                 to June 2, 2001
                                                 ---------------

                            MONTHLY OPERATING REPORT
 File with Court and submit copy to United States Trustee within 20 days after end of month


Submit copy of report to any official committee appointed in the case.


                                                                                                      Document         Explanation
REQUIRED DOCUMENTS                                                                Form No.            Attached          Attached
Schedule of Cash Receipts and Disbursements                                MOR-1                         No                N/A
     Bank Reconciliation (or copies of debtor's bank reconciliations)      MOR-1 (CON'T)                 No                N/A
     Copies of bank statements                                                                           No                N/A
     Cash disbursements journals                                                                         No                N/A
Statement of Operations                                                    MOR-2                         No                N/A
Balance Sheet                                                              MOR-3                         No                N/A
Status of Postpetition Taxes                                               MOR-4                         No                N/A
    Copies of IRS Form 6123 or payment receipt                                                           No                N/A
    Copies of tax returns filed during reporting period                                                  No                N/A
Summary of Unpaid Postpetition Debts                                       MOR-4                         No                N/A
    Listing of aged accounts payable                                                                     No                N/A
Accounts Receivable Reconciliation and Aging                               MOR-5                         No                N/A
Debtor Questionnaire                                                       MOR-5                         No                N/A

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


---------------------------------------
Signature of Debtor                                  Date


---------------------------------------
Signature of Joint Debtor                            Date


---------------------------------------
Signature of Authorized Individual*                  Date


Robert A. Helpert                              Chief Financial Officer
-----------------                              -----------------------
Printed Name of Authorized Individual          Title of Authorized Individual



*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                        FORM MOR
                                                                          (9/99)

                         UNITED STATES BANKRUPTCY COURT
                            FOR DISTRICT OF DELAWARE


In re Children's Distribution, LLC      Case No. 01-1746
      ----------------------------               -------
                                        Reporting Period: May 15 to June 2, 2001
                                                          ----------------------

                            MONTHLY OPERATING REPORT
 File with Court and submit copy to United States Trustee within 20 days after end of month


Submit copy of report to any official committee appointed in the case.

                                                                                                    Document         Explanation
REQUIRED DOCUMENTS                                                              Form No.            Attached          Attached
Schedule of Cash Receipts and Disbursements                              MOR-1                         No                No
     Bank Reconciliation (or copies of debtor's bank reconciliations)    MOR-1 (CON'T)                 No                No
     Copies of bank statements                                                                         No                No
     Cash disbursements journals                                                                       No                No
Statement of Operations                                                  MOR-2                         Yes               No
Balance Sheet                                                            MOR-3                         Yes               No
Status of Postpetition Taxes                                             MOR-4                         No                No
    Copies of IRS Form 6123 or payment receipt                                                         No                No
    Copies of tax returns filed during reporting period                                                No                No
Summary of Unpaid Postpetition Debts                                     MOR-4                         No                No
    Listing of aged accounts payable                                                                   No                No
Accounts Receivable Reconciliation and Aging                             MOR-5                         No                No
Debtor Questionnaire                                                     MOR-5                         No                No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


---------------------------------------
Signature of Debtor                                 Date


---------------------------------------
Signature of Joint Debtor                           Date


---------------------------------------
Signature of Authorized Individual*                 Date


Robert A. Helpert                             Chief Financial Officer
-----------------                             -----------------------
Printed Name of Authorized Individual         Title of Authorized Individual



*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                        FORM MOR
                                                                          (9/99)

In re Children's Distribution, LLC      Case No. 01-1746
      ----------------------------               -------
                            Debtor      Reporting Period: May 15 to June 2, 2001
                                                          ----------------------

                             STATEMENT OF OPERATIONS
                               (Income Statement)
                                     (000s)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                                                                    Cumulative
REVENUES                                                                            Month                         Filing to Date
Gross Revenues                                                                      $                    -   $                    -
Less:  Returns and Allowances                                                                            -                        -
                                                                                    -----------------------  -----------------------

Net Revenue                                                                         $                    -   $                    -
COST OF GOODS SOLD
Beginning Inventory                                                                                      -                        -
Add: Purchases                                                                                           -                        -
Add: Cost of Labor                                                                                       -                        -
Add: Other Costs (attach schedule)                                                                       -                        -
Less: Ending Inventory                                                                                   -                        -
Cost of Goods Sold                                                                                       -                        -
                                                                                    -----------------------  -----------------------

Gross Profit                                                                        $                    -   $                    -
OPERATING EXPENSES
Advertising                                                                                              -                        -
Auto and Truck Expense                                                                                   -                        -
Bad Debts                                                                                                -                        -
Contributions                                                                                            -                        -
Employee Benefits Programs                                                                               -                        -
Insider Compensation*                                                                                    -                        -
Insurance                                                                                                -                        -
Management Fees/Bonuses                                                                                  -                        -
Office Expense                                                                                           -                        -
Pension & Profit-Sharing Plans                                                                           -                        -
Repairs and Maintenance                                                                                  -                        -
Rent and Lease Expense                                                                                   -                        -
Salaries/Commissions/Fees                                                                                -                        -
Supplies                                                                                                 -                        -
Taxes - Payroll                                                                                          -                        -
Taxes - Real Estate                                                                                      -                        -
Taxes - Other                                                                                            -                        -
Travel and Entertainment                                                                                 -                        -
Utilities                                                                                                -                        -
Other (attach schedule)                                                                                  -                        -
                                                                                    -----------------------  -----------------------

Total Operating Expenses Before Depreciation                                                             -                        -
Depreciation/Depletion/Amortization                                                                      -                        -
                                                                                    -----------------------  -----------------------

Net Profit (Loss) Before Other Income & Expenses                                    $                    -   $                    -
OTHER INCOME AND EXPENSES
Other Income (attach schedule)                                                                           -                        -
Interest Expense                                                                                         -                        -
Other Expense (attach schedule)                                                                          -                        -
                                                                                    -----------------------  -----------------------

Net Profit (Loss) Before Reorganization Items                                       $                    -   $                    -
REORGANIZATION ITEMS
Professional Fees                                                                                        -                        -
U. S. Trustee Quarterly Fees                                                                             -                        -
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)                             -                        -
Gain (Loss) from Sale of Equipment                                                                       -                        -
Other Reorganization Expenses (attach schedule)                                                          -                        -
                                                                                    -----------------------  -----------------------

Total Reorganization Expenses                                                                            -                        -
Income Taxes                                                                                             -                        -
                                                                                    -----------------------  -----------------------

Net Profit (Loss)                                                                   $                    -   $                    -
                                                                                    =======================  =======================


*"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                      FORM MOR-2
                                                                          (9/99)

In re Children's Distribution, LLC                    Case No. 01-1746
      ----------------------------                             -------
                            Debtor                    Reporting Period: May 2001
                                                                        --------

                                  BALANCE SHEET
                                     (000s)

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.


                                                                         BOOK VALUE AT END OF      BOOK VALUE ON
                                             ASSETS                   CURRENT REPORTING MONTH      PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents                                            $              -   $              -
Restricted Cash and Cash Equivalents (see continuation sheet)                               -                  -
Accounts Receivable (Net)                                                                   -                  -
Notes Receivable                                                                            -                  -
Inventories                                                                                 -                  -
Prepaid Expenses                                                                            -                  -
Professional Retainers                                                                      -                  -
Other Current Assets (attach schedule)                                                      -                  -
                                                                             -----------------  -----------------
TOTAL CURRENT ASSETS                                                         $              -   $              -
PROPERTY AND EQUIPMENT
Real Property and Improvements                                                              -                  -
Machinery and Equipment                                                                     -                  -
Furniture, Fixtures and Office Equipment                                            676,675.0          676,675.0
Leasehold Improvements                                                                      -                  -
Vehicles                                                                                    -                  -
Less Accumulated Depreciation                                                               -                  -
                                                                             -----------------  -----------------
TOTAL PROPERTY & EQUIPMENT                                                   $      676,675.0   $      676,675.0
OTHER ASSETS
Loans to Insiders*                                                                          -                  -
Other Assets (attach schedule)                                                              -                  -
                                                                             -----------------  -----------------
TOTAL OTHER ASSETS                                                           $              -   $              -

TOTAL ASSETS                                                                 $      676,675.0   $      676,675.0
                                                                             =================  =================

                                                                        BOOK VALUE AT END OF       BOOK VALUE AT END OF
            LIABILITIES AND OWNER EQUITY                              CURRENT REPORTING MONTH    CURRENT REPORTING MONTH
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable                                                                            -                  -
Taxes Payable (refer to FORM MOR-4)                                                         -                  -
Wages Payable                                                                               -                  -
Notes Payable                                                                               -                  -
Rent / Leases - Building/Equipment                                                          -                  -
Secured Debt / Adequate Protection Payments                                                 -                  -
Professional Fees                                                                           -                  -
Amounts Due to Insiders*                                                                    -                  -
Other Postpetition Liabilities (attach schedule)                                            -                  -
                                                                             -----------------  -----------------
TOTAL POSTPETITION LIABILITIES                                               $              -   $              -
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt                                                                                -                  -
Priority Debt                                                                               -                  -
Unsecured Debt                                                                              -                  -
                                                                             -----------------  -----------------
TOTAL PRE-PETITION LIABILITIES                                               $              -   $              -

TOTAL LIABILITIES                                                            $              -   $              -
OWNER EQUITY
Capital Stock                                                                               -                  -
Additional Paid-In Capital                                                        1,528,556.0        1,528,556.0
Partners' Capital Account                                                                   -                  -
Owner's Equity Account                                                                      -                  -
Retained Earnings - Pre-Petition                                                   (851,881.0)        (851,881.0)
Retained Earnings - Postpetition                                                            -                  -
Adjustments to Owner Equity (attach schedule)                                               -                  -
Postpetition Contributions (Distributions) (Draws) (attach schedule)                        -                  -
                                                                             -----------------  -----------------
NET OWNER EQUITY                                                             $      676,675.0   $      676,675.0

TOTAL LIABILITIES AND OWNERS' EQUITY                                         $      676,675.0   $      676,675.0
                                                                             =================  =================

                                                                      FORM MOR-3
*"Insider" is defined in 11 U.S.C. Section 101(31).                       (9/99)

                         UNITED STATES BANKRUPTCY COURT
                            FOR DISTRICT OF DELAWARE


In re Zany Brainy Direct LLC      Case No. 01-1745
      ----------------------               --------
                                  Reporting Period: May 15, 2001 to June 2, 2001
                                                    ----------------------------

                            MONTHLY OPERATING REPORT
 File with Court and submit copy to United States Trustee within 20 days after end of month


Submit copy of report to any official committee appointed in the case.

                                                                                                     Document         Explanation
REQUIRED DOCUMENTS                                                               Form No.            Attached          Attached
Schedule of Cash Receipts and Disbursements                               MOR-1                         No                No
     Bank Reconciliation (or copies of debtor's bank reconciliations)     MOR-1 (CON'T)                 Yes               No
     Copies of bank statements                                                                          Yes               No
     Cash disbursements journals                                                                        No                No
Statement of Operations                                                   MOR-2                         No                No
Balance Sheet                                                             MOR-3                         No                No
Status of Postpetition Taxes                                              MOR-4                         No                No
    Copies of IRS Form 6123 or payment receipt                                                          No                No
    Copies of tax returns filed during reporting period                                                 No                No
Summary of Unpaid Postpetition Debts                                      MOR-4                         No                No
    Listing of aged accounts payable                                                                    No                No
Accounts Receivable Reconciliation and Aging                              MOR-5                         No                No
Debtor Questionnaire                                                      MOR-5                         No                No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


---------------------------------------
Signature of Debtor                                  Date


---------------------------------------
Signature of Joint Debtor                            Date


---------------------------------------
Signature of Authorized Individual*                  Date


Robert A. Helpert                              Chief Financial Officer
-----------------                              -----------------------
Printed Name of Authorized Individual          Title of Authorized Individual



*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                        FORM MOR
                                                                          (9/99)